UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-23377)

Tidal ETF Trust

(Exact name of registrant as specified in charter)

234 West Florida Street, Suite 203
Milwaukee, Wisconsin 53204
(Address of principal executive offices) (Zip code)

Eric W. Falkeis

Tidal ETF Trust

234 West Florida Street, Suite 203

Milwaukee, Wisconsin 53204
(Name and address of agent for service)

(844) 986-7676

Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: November 30, 2022

Item 1. Reports to Stockholders.

(a)

SP Funds S&P 500 Sharia Industry Exclusions ETF
Ticker: SPUS

SP Funds Dow Jones Global Sukuk ETF
Ticker: SPSK

SP Funds S&P Global REIT Sharia ETF
Ticker: SPRE

Annual Report

November 30, 2022

This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

1

SP Funds

SHAREHOLDER LETTER

Dear Shareholders,

“If there is one common theme to the vast range of the world’s financial crises, it is that excessive debt accumulation, whether by the government, banks, corporations, or consumers, often poses greater systemic risks than it seems during a boom.” — Carmen Reinhart

The last few years have been very volatile for the equity markets. The markets were hit by COVID in 2020, which led to a sharp decline and a “V” shaped recovery. The market performed strongly in 2021 but faced strong macro-economic headwinds in 2022. Extremely high inflation started jeopardizing four decades of central-bank credibility, and aggressive global monetary tightening featuring jumbo-sized rate hikes has triggered broad-based declines in asset prices. Meanwhile, the global economy is slowing, and the path forward for the economy and markets hinges largely on whether/when price stability will be restored.

As we mentioned in our last letter to shareholders, asset markets can often navigate rising bond yields if the reason is better prospects for economic growth, but a rise in the excess of 50 basis points may provide a test. This is exactly what happened in 2022 as higher and persistent inflation was accompanied by jumbo size rate hikes. Upwards explosion of global interest rates across the developed world led to the extreme downward pressure on the global stocks, causing a bear market for stocks, bonds and real estate. It also created risk of financial contagion in dollar denominated sovereign debt. As we near the end of the interest rate hike cycle, downside for valuations may be limited. Additional risk comes from a looming recession impacting corporate revenues, wage inflation and additional financial costs eroding net margins. A drop in corporate earnings may result in another leg down for markets. The 10-year Treasury yield, at 3.88%1 (Dec 28, 2022), is still negative in real terms, but it is above long-term inflation expectations. We expect the Federal Reserve to pause their hikes to assess the impact of a lag impact on consumption and labor market by the end of the first quarter of 2023.

This leaves us slightly cautious on the near-term outlook, but moderately positive for the medium-term with macro-risks offset by the benign cycle outlook. The consensus from strategists for the year end 2023 is a flat market for the year. This view is underpinned by estimates of aggregate earnings per share for the companies in the S&P 500 Index that will come in at $234 in 2023 and forward valuations of 17X of forward earnings per share.

Challenges to the global economy include aggressive central-bank rate hikes, extremely high inflation and an energy crisis in Europe stemming from geopolitical tensions. Other risks include China’s troubled real-estate market, U.S. politics and the lingering effects of the pandemic. Although there are risks that inflation could reassert itself if the labor market tightness is not addressed or geopolitical tensions intensify, we anticipate directionally lower inflation in 2023 as the major contributors to inflation have all begun to turn. For the developed world, The International Monetary Fund (IMF) now forecasts moderate economic growth of 2.3% in 2022, followed by just 0.3% in 2023.

The SP Funds S&P 500 Sharia Industry Exclusions ETF (SPUS)

The SP Funds S&P 500 Sharia Industry Exclusions ETF (SPUS)2 (the “Sharia ETF”), a faith-based, broad market equity fund, was launched on December 17, 2019, with a view to providing a broad exposure to Sharia-compliant U.S. stocks. The Sharia ETF seeks to track the performance of the S&P 500 Shariah Industry Exclusions Index, which is a subset of the S&P 500® Index (the “S&P 500”). The Sharia ETF offers high-income potential at 1.22%3, while offering a good relative defensive characteristic and a strong growth profile. The Sharia ETF has enjoyed widespread industry recognition early in its life. The Sharia ETF is the only Sharia-compliant, broad market U.S. equities fund in the market indexed to S&P Dow Jones Indices LLC and is among a handful of all the Sharia-compliant equity ETFs. It has received strong reviews from industry pundits as published in financial media.

The Sharia ETF performed well since inception under a variety of different market conditions, with a 28.50%4 since inception gain (as of December 18, 2022), outperforming the S&P 500 by 9.14%. This period included a global sell off during the COVID and quick recovery afterwards and the inflation and higher interest rates driven bear market in 2022.

The Sharia ETF lost 19.93%5 for the calendar year 2022, more than the drop for the S&P 500 Index (16.79%) for the same period despite lower leverage and better quality of income statement, balance sheet, cash flows and business transparency. This higher than the market draw down in this year was precipitated by abnormally higher inflation and its impact on the stock valuations as the U.S., EAFE, emerging markets, smaller capitalization stocks, value/growth and quality all fell in unison. The Sharia ETF has a higher sector exposure to the technology and health care sectors because sharia compliance screens out financial stocks from its investment universe. This results in a

1https://www.cnbc.com/quotes/US10Y

2https://www.sp-funds.com/spus/

3https://ycharts.com/companies/SPUS/dividend_yield

4https://finance.yahoo.com/quote/SPUS/chart

5https://finance.yahoo.com/quote/SPUS/chart

2

SP Funds

SHAREHOLDER LETTER (Continued)

large cap growth tilt for the Sharia ETF which made it more susceptible to discount rate increases. Although stocks are more reasonably priced now, the focus is shifting to corporate profits which remain well above their long-term trend and may soon encounter headwinds from slowing economic growth, especially if a recession were to happen. The market recovery may be bedraggled by inflation, widespread supply chain issues, geopolitical issues and increasing swoon on quantitative tightening.

We remain cautiously bullish about the economic outlook. There likely will be two distinct phases to the path forward. The first, over the next few months, appears challenging. The stocks of the companies included in the Sharia ETF’s portfolio tend to have significantly lower leverage than the broader market because sharia negative screens are screening out the companies with debt-to-market capitalization ratios of more than thirty percent. Also, because the exclusion of more fundamentally cyclical sectors gives Sharia investing style a higher quality tinge. This should make the Sharia ETF more defensive in earnings-related headwinds and higher upside potential because of higher quality.

Despite the market swoon, investors brushed off markets that derailed stock markets in this year. In this tumultuous year, the Sharia ETF’s assets under management grew by 52% from $126.75 million to over $167 million6 as of December 18, 20227 (including a market value drop of 19.9% during this time). Importantly, the Sharia ETF’s assets grew consistently through the market turmoil of 2022, which we believe demonstrates investor confidence in its resilience.

The Sharia ETF’s Sharia investing style utilizes negative screening against companies which are engaged in socially injurious activities like alcohol, gambling, interest or weapons. The Sharia ETF also filters out the companies with higher leverage. Generally, higher leverage is used to counter agency problems in the companies with governance issues, which when screened out, results in constituents having relatively better corporate governance. The companies with higher carbon emissions, including oil and gas and utilities-related companies are capital intensive and are also filtered out by Sharia screens.

We thank you for the assets you have entrusted with us and deeply value our relationship. For any questions about the Sharia ETF please contact your financial advisor or one of our shareholder associates. You may also visit our website at www.sp-funds.com or reach us via email at info@sp-funds.com.

	Return (12/18/21 – 12/18/22)	Return Since Inception (12/17/19 – 12/18/22)
Sharia ETF (Market)	-19.93%	28.50%
S&P 500 Index[8]	-16.79%	19.36%
U.S. Dollar Index [9]	8.42%	7.15%
Physical Gold[10]	0.44%	21.78%
Treasuries[11]	-14.59%	-14.59%
Treasury Inflation-Protected Securities[12]	-16.21%	-8.08%

Past performance does not guarantee future results.

6https://www.usbank.com/investment-services/global-fund-services.html

7Source: https://etfdb.com/etf/SPSK/#etf-ticker-profile.

8https://www.spglobal.com/spdji/en/indices/equity/sp-500/#overview

9https://finance.yahoo.com/quote/DX=F?p=DX=F&.tsrc=fin-srch

10https://finance.yahoo.com/quote/GC=F?p=GC=F&.tsrc=fin-srch

11https://www.ishares.com/us/products/285539/ishares-core-5-10-year-usd-bond-etf

12https://www.ishares.com/us/products/239467/ishares-tips-bond-etf

3

SP Funds

SHAREHOLDER LETTER (Continued)

The SP Funds Dow Jones Global Sukuk ETF

Dear Shareholders,

The SP Funds Dow Jones Global Sukuk ETF (the “Sukuk ETF”)13, a faith-based, fixed income fund, was launched on December 27, 2019, with a view to providing a broad exposure to global sukuks, which are the contracts designed to be Sharia-compliant. The Sukuk ETF seeks to track the performance of the Dow Jones Sukuk Total Return (ex-Reinvestment) Index, which is a diversified mix of sukuks from emerging market sovereigns, corporations and supranational agencies. The Sukuk ETF, though mandated to be investment grade, has an average rating of its constituents at A. It offers a high-income potential at 2.23%14, while offering potential long term capital preservation.

For the past many years, a set of shared assumptions between market participants and policy makers helped create a somewhat benign investment environment for bonds. Inflation was deemed to be “transitory,” allowing for a prolonged period of accommodative low rates and stable rate expectations. Ample monetary liquidity was supplied providing a tailwind for fixed income markets to continue to climb in 2020 to 2021. These key assumptions and relationships came into question in 2022. The destination of transitory inflation was challenged, casting central bank policy into tightening mode and uncertainty in the U.S. and Europe. Unprecedented amounts of liquidity also started to drain from the financial system, creating market risks. Developed and emerging markets (“EM”) currencies performed poorly in 2022 in response to higher U.S. Treasury yields. Rising yields contrasted with tumbling prices and capital losses in 2022. Cash positions balooned as fixed income markets struggled with liquidity. This was a time of record-low U.S. unemployment, climbing tax receipts, and, for some, the highest wage increases in a generation.

Rise in Fed Fund rates, quantitative tightening and increase in longer-maturity U.S. Treasury yields created a bear market for interest rates in 2022. This was further exacerbated by shortage of the offshore U.S. dollar, which resulted in an increase in the spreads of corporate and sovereign debt. Because of impending recession and global slow down, emerging market bond spreads expanded significantly in 2022 and are still elevated. Credit spreads remained rich in 2022 by historical measures which created a broadly negative attribution for emerging markets and corporate debt. The Sukuk ETF yielded price return of -10.31%15 for the period December 27, 2021 through December 27, 2022, which outperformed a similar duration and quality bond index, the J.P. Morgan Emerging Market Bond Global Index (EMBI)-16.03%16. For the U.S. Dollar investors, since inception December 27, 2019 through December 27, 2022, the Sukuk ETF delivered a price return of -11.88% (NAV) -11.86% (Market), which was higher than the -12.68% return of the J.P. Morgan Emerging Market Bond Global Index (EMBI).

Rapidly rising interest rates have caused further declines in global government-bond prices, but we believe that any further losses will likely be limited. Market pricing has dialed back expectations for future Fed rate hikes in 2023 as initial signs of price stability emerge. The 10-year Treasury yield hovers around 3.8%, rising from 2% at the start of the year, still below the 5.25% levels seen in 2006. We expect the federal funds rate to peak at or above 4.95% in the first quarter of the year 2023 and to largely remain there throughout 2023. We expect the Fed will slow its pace of rate hikes, and we will see weakening in the labor market. With that, there will be a stronger case to add duration and quality exposures, which should prove valuable in a weak economic backdrop and when an eventual pivot toward rate cuts occurs. We believe that makes the case to start building longer duration and emerging markets quality positions like the Sukuk ETF. Such an environment may be favorable for the Sukuk ETF because of its diversification with exposure to assets that are biased to outperform during the expected economic outcomes. Such a balanced mix potentially allows the investors to preserve capital in severe market downturns and participate in stronger market periods.

Negative rates are nearly a thing of the past now as Bank of Japan (BOJ), the last bastion of zero rate environment, raised their benchmark rates. The inversion between the 2-year and 10-year U.S. Treasury yields has some investors spooked, as many believe it is an early sign of a recession. Recent history, however, has shown that bond investors have done well in the two years after an inversion has occurred.

With the massive increase in bond yields so far this year, the acute valuation risk that existed across major developed-world sovereign-bond markets has been greatly alleviated. From a contrarian perspective and from a valuation standpoint, the risk-reward profiles of various market sectors—including U.S. Treasuries, corporates, emerging markets, and long-term municipals—are more attractive than they were a year ago. Ironically, the worse returns get, the better bonds should look in the future. Investors need tenacity through turmoil. Ever higher coupons have changed expected return calculations and brought back bonds’ and Sukuks long-established use case.

13https://www.sp-funds.com/spsk/

14https://ycharts.com/companies/SPSK/dividend_yield

15https://finance.yahoo.com/quote/SPSK/chart

16Source: Bloomberg

4

SP Funds

SHAREHOLDER LETTER (Continued)

Comparing the dividend yield on the S&P 500 against Sukuk and Bond yields appears very attractive, making a case for allocation to fixed income assets compared to equities from a portfolio perspective. The Sukuk ETF may also benefit as a diversifier of a fixed income portfolio, which it has proved to be in 2022.

Outside the U.S., there are still some risks to developed markets rates. There could be fresh inflation shocks or events, as recently seen in the United Kingdom and Japan, where governments work at cross-purposes with monetary authorities. Central bank rates should hit 2.5% in the euro zone, 3.5% in Australia, and 5% in the U.K. in 2023. Asian central banks were late to begin hiking, and they will be compelled to meet the global rates ante or it will be difficult to defend their currencies. In absolute terms, emerging markets (EM) credit suffered heavy losses this year. While the majority of the negative return is attributed to rising U.S. Treasury yields, the move in credit spreads has further contributed to the downside. EM was hurt by Russia’s invasion of Ukraine and has remained under pressure because of concerns over global growth and investor outflows. A lot of negative news has already been priced in. With higher yields generating substantial carry for EM and Sukuk investors, as well as reduced new issue supply and attractive valuations, we see potential for strong returns over the coming year. Sukuk returns can also benefit from opportunities in local markets and EM corporate bonds. Many EM corporate issuers retain industry-leading balance sheets and are in a position to retire debt at discount levels, potentially improving their credit profile. Idiosyncratic opportunities are present across the quality spectrum and the long-term attributes of the asset class remain compelling, especially as oil price improvement may result in spread compression in Middle East sovereign spreads. A case in point is that Saudi Arabia generates around 800 million U.S. Dollar from selling oil every day. That should result in credit spread tightening for Sukuks far more than the EM sovereign debt. We continue to view the overall credit risk of the Sukuk ETF as attractive.

The Sukuk ETF has enjoyed widespread industry recognition early in its life. ETF.com awarded the Sukuk ETF as the Best New International/Global Fixed Income ETF – 201917. GIFA Islamic Social Finance Award 2020 shortly followed by naming the Sukuk ETF as the “Most Innovative Sukuk Product” of the year in 202017 In 2022, the Sukuk ETF’s assets under management increased from $38.98 million at December 28, 2021 to $72.40 million as of December 28, 2022, a gain of 95.73% (including a market drop of 10%). Importantly, the Sukuk ETF’s assets grew consistently through the market turmoil earlier in the year, which we believe demonstrates investor confidence in its resilience. Based on both quantitative and qualitative factors, we can proudly report that the Sukuk ETF overcame the multitude of market hurdles it faced. Strong performance, substantial asset growth and industry recognition highlight the Sukuk ETF’s accomplishments in this year.

We thank you for the assets you have entrusted with us and deeply value our relationship. For any questions about the Sukuk ETF please contact your financial advisor or one of our shareholder associates. You may also visit our website at www.sp-funds.com or reach us via email at info@sp-funds.com.

	Return (12/27/21 – 12/27/22)	Return Since Inception (12/27/19 – 12/27/22)
Sukuk ETF (Market)	-10.31%	-11.88%
U.S. Dollar Index[18]	8.28%	7.26%
J.P. Morgan Emerging Market Bond Index (EMBI)[19]	-16.03%	-12.68%
Treasury Inflation-Protected Securities[20]	-16.75%	-8.49%

Past performance does not guarantee future results.

17https://www.etf.com/publications/etfr/annual-etfcom-awards/page/0/3?ts=1662821180

18https://ca.finance.yahoo.com/quote/dx-y.nyb/

19Source: Bloomberg

20https://www.spglobal.com/spdji/en/indices/fixed-income/sp-us-tips-5-10-year-index/#overview

5

SP Funds

SHAREHOLDER LETTER (Continued)

The SP Funds S&P Global REIT Sharia ETF

Dear Shareholders,

The SP Funds S&P Global REIT Sharia ETF (the “Global REIT ETF”)21, a faith-based, high income real estate investment trust (“REIT”) fund, was launched on December 29, 2020, with a view to providing a broad exposure to global REITs, which are designed to be Sharia-compliant. The Global REIT ETF seeks to track the performance of the S&P Global All Equity REIT Sharia Capped Index22, which is a diversified mix of REITs from developed and emerging markets. The Global REIT ETF is diversified in terms of different real estate sectors and contains technology and Tower REITs. It offers a high-income potential, while offering a potential capital preservation relative to the broad market.

Despite the economic chaos inflicted by the COVID-19 pandemic, the U.S. real-estate market proved to be among the most resilient. With buyers keen to capitalize on rock-bottom mortgage rates and housing inventory remaining decidedly tight, prices skyrocketed until the start of 2022. And as the pandemic cooled and businesses opened, office utilization levels were again on the up. Industrial and office properties also gained as U.S. GDP expanded. Lodging/resorts and retail property markets stabilized. Office occupancy began to stabilize from early 2021 on the demand for office space. Demand for apartments rebounded quickly in 2022 with falling vacancy rates and an acceleration in rent growth across most metro areas. There were, however, lingering concerns about potential longer-lasting effects of the pandemic on how people use commercial real estate, especially due to work-from-home trends impacting overall demand for office space.

Last year was highlighted by increasing concerns about a slowing economy, inflation, and rising short- and long-term interest rates. Commercial real estate markets remained in a state of transition as investor pessimism became pervasive. Higher interest rates and spreads severely impacted transactions as buyers and sellers adjusted to the new rate environment. Geopolitical risks increased and as a result of this energy and food prices have risen. At the same time, the Federal Reserve normalized monetary policy and attempted to dampen inflation. This resulted in losses for most REITs as 30-year fixed mortgage rates neared 7%. REITs experienced disappointing stock performance despite continuing to post impressive operational results with record high earnings and resilient balance sheets. The FTSE Nareit All Equity REITs Index fell 29.25%, while the broader S&P 500 Index fell 18.11% in 2022. All real estate sub-sectors declined while self-storage and lodging resorts were the relative outperformers. The sectors with the strongest funds from operations growth in 2022 were lodging/resorts, self-storage, and residential. The Global REIT ETF fell 33.38% in 2022, mainly driven by exposures to the industrials, data and office REITS.

Over the past twelve months, observers have become increasingly pessimistic resulting in lower consensus growth forecasts for 2023 and sharply higher consensus recession risks. Economists expect that the Federal Reserve will pause the rate hikes to assess the impact of higher rates on inflation and labor market. The commercial real estate market may however be affected by a slowing economy reflecting the changing rate environment, the end of government stimulus, and households stressed by higher consumer prices. However, the continuing strength of labor markets – with more than 2.7 million jobs created in the first half of 2022 and 1.7 job openings per unemployed worker suggest that increased labor force participation may provide a buffer for consumer spending that can bolster economic growth which should be supportive of REIT valuations.

Overall, market fundamentals for the commercial real estate space performance metrics remain healthy, with strong demand for leased space pushing down vacancy rates and driving rent growth higher, even as supply remained at relatively high levels in some sectors. On the other hand, REITs have effectively managed both the amount of debt they have outstanding as well as the structure of the debt outstanding. As the debt ratios of REITs have declined substantially since the financial crisis in 2008-2009, both book and market leverage of the REIT industry are near their lowest point on record. REIT balance sheets continued to remain strong heading into a period of slower growth, high inflation, and significantly higher interest rates, we see the Global REIT ETF as well positioned for strong relative performance and stability. Such an environment is expected to be further favorable for the Global REIT ETF because of its diversification with exposure to assets that are biased to outperform during the expected economic outcomes. Such a balanced mix potentially allows it to preserve capital and participate in stronger market periods.

Although we expect inflation to taper off in 2023, disruptions to energy and food production and supply chain issues may keep inflation higher than the Federal Reserve target rate of inflation. Concerningly, price increases in other services, which largely reflect labor costs, are continuing to rise, suggesting that energy, food, and supply chain related inflation may be propagating throughout the economy. REITs have historically outperformed the stock markets during times of high inflation. This is because REITs have high operating margins of around 60%. Additionally, underlying assets of REITs in the Global REIT ETF are perceived as an inflation hedge. REITs present both

21https://www.sp-funds.com/spre/

22https://www.spglobal.com/spdji/en/indices/equity/sp-global-all-equity-reit-shariah-capped-index/#overview

6

SP Funds

SHAREHOLDER LETTER (Continued)

an attractive yield and a potential hedge against buying power decline. Furthermore, higher rents can be an inflation buffer. We remain optimistic on the outlook for the Global REIT ETF given its now attractive yields and yield pick-up relative to traditional fixed income and equity.

Dividend yield is an important component of a REIT’s total return. The particularly high dividend yields of the REIT sector are, for many investors, the primary reason for investment in this sector. The large cap REIT premium (relative to small cap REITs) significantly increased during 2022. As of July 1 2022, publicly listed U.S. equity REITs traded at a median discount to consensus net asset value per share estimate of -20.7 percent. The industrial sector traded at the greatest median discount to NAV estimate, at -16.0 percent. At the other end of the scale, the office sector traded at a discount of -43.6 percent, currently the greatest median discount to NAV estimate. That means that as interest rates pause, these REITs may revert to their NAVs which may provide a performance kicker for the Global REIT ETF in 2023.

By December 29, 2022, the Global REIT ETF’s assets under management increased from $25.61 million in 2021 to over $40.65 million, a growth of 90% (including a market drop of 31.31%). Importantly, the Global REIT ETF’s assets grew consistently through the REIT underperformance earlier in 2022, which we believe demonstrates investor confidence in its resilience. The Global REIT ETF has enjoyed widespread industry recognition early in its life, as this was the only Sharia-compliant REIT ETF available globally at the time of its launch.

The real estate industry is moving beyond what it perceives as cyclical headwinds — i.e., rising interest rates, declining gross domestic product (GDP), sinking deal flows — and taking a long-term approach to real estate assets.

We thank you for the assets you have entrusted with us and deeply value our relationship. For any questions about the Global REIT ETF please contact your financial advisor or one of our shareholder associates. You may also visit our website at www.sp-funds.com or reach us via email at info@sp-funds.com.

	Return (12/29/21 – 12/29/22)	Return Since Inception (12/29/20 – 12/29/22)
Global REIT ETF (Market)	-31.31%	-3.93%
FTSE Nareit U.S. All REITs Index [23]	-27.67%	-2.11%
FTSE Nareit U.S. All Equity REITs Index[24]	-28.19%	0.87%
S&P 500 Index [25]	-19.24%	0.72%

Past performance does not guarantee future results.

23https://www.reit.com/data-research/reit-indexes/monthly-index-values-returns

24https://www.reit.com/data-research/reit-indexes/monthly-index-values-returns

25https://www.spglobal.com/spdji/en/indices/equity/sp-500/#overview

7

SP Funds

SHAREHOLDER LETTER (Continued)

Past performance does not guarantee future results.

Before investing you should carefully consider each Fund’s investment objectives, risks, charges and expenses. This and other information is in the prospectus. A prospectus may be obtained by visiting www.sp-funds.com. Please read the prospectus carefully before you invest.

As with all ETFs, Fund shares may be bought and sold in the secondary market at market prices. The market price normally should approximate each Fund’s net asset value per share (NAV), but the market price sometimes may be higher or lower than the NAV. Each Fund is newer with a limited operating history.

Islamic religious law commonly known as Sharia has certain restrictions regarding finance and commercial activities permitted for Muslims, including interest restrictions and prohibited industries, which reduces the size of the overall universe in which each Fund can invest. The strategy to reduce the investable universe may limit investment opportunities and adversely affect each Fund’s performance, especially in comparison to a more diversified fund.

Equity securities, such as common stocks, are subject to market, economic and business risks that may cause their prices to fluctuate.

Investments in foreign securities may involve risks such as social and political instability, market illiquidity, exchange-rate fluctuations, a high level of volatility and limited regulation. Investing in emerging markets involves different and greater risks, as these countries are substantially smaller, less liquid and more volatile than securities markets in more developed markets.

Sukuk are financial certificates that are similar to conventional bonds but are structured to comply with Sharia law and its investments principles, which, among other things, prohibit charging or paying interest. Because no collateral is pledged as security for sukuk, purchasers of sukuk are subject to the risk that an issuer may not meet its payment obligations or that an underlying asset may not perform as expected or lose value. There may be times when the market is illiquid and it is difficult for the Sukuk ETF to make an investment in or dispose of sukuk.

A real estate investment trust (REIT) is a security of a company that invests in real estate, either through real estate property, mortgages and similar real estate investments, or all of the foregoing. The REIT ETF is expected to be concentrated in REITs. Through its investments in REITs, the Fund is subject to the risks of investing in the real estate market, including decreases in property revenues, increases in interest rates, increases in property taxes and operating expenses, legal and regulatory changes, a lack of credit or capital, defaults by borrowers or tenants, environmental problems and natural disasters.

Duration is a measure that helps approximate the degree of price sensitivity of a bond to changes in interest rates and is adjusted to account for the change in cash flows of the bond’s embedded option.

The debt ratio is the total debts compared to the total assets of a company.

Net asset value is the net value of an investment fund’s assets less its liabilities, divided by the number of shares outstanding

Market price is the price at which investors can buy or sell an ETF on an exchange.

The S&P 500® Shariah Industry Exclusions Index is designed to measure the constituents of the S&P 500® Shariah, excluding companies within certain GICS® sub-industries.

The Dow Jones Sukuk Total Return (ex-Reinvestment) is designed to track the performance of global Islamic fixed income securities, also known as sukuk. The index measures an investment (excluding reinvestment) in U.S. dollar-denominated, investment-grade sukuk that have been screened for Shariah compliance.

The S&P Global All Equity REIT Sharia Capped Index serves as a comprehensive benchmark of publicly traded equity REITs listed in both developed and emerging markets.

Indexes are unmanaged and cannot be invested in directly. Although index returns were gathered from reliable sources, the Funds’ cannot guarantee their accuracy or completeness.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

8

Sharia ETF

PERFORMANCE SUMMARY (Unaudited)

$17,000
$15,000
$13,000
$11,000
$9,000
$7,000
12/17/2019
2/29/2020
5/31/2020
8/31/2020
11/30/2020
2/28/2021
5/31/2021
8/31/2021
11/30/2021
2/28/2022
5/31/2022
8/31/2022
11/30/2022
SP Funds S&P 500 Sharia Industry Exclusions ETF - NAV
SP Funds S&P 500 Sharia Industry Exclusions ETF - Market
S&P 500® Total Return Index
S&P 500® Shariah Industry Exclusions Index

Average Total Returns for the periods ended November 30, 2022:	One Year	Since Inception (12/17/2019)	Ending Value (11/30/2022)
SP Funds S&P 500 Sharia Industry Exclusions ETF - NAV	-14.17%	12.71%	$14,244
SP Funds S&P 500 Sharia Industry Exclusions ETF - Market	-14.26%	12.65%	14,221
S&P 500® Total Return Index	-9.21%	10.43%	13,408
S&P 500® Shariah Industry Exclusions Index	-15.43%	12.25%	14,070

This chart illustrates the performance of a hypothetical $10,000 investment made on December 17, 2019 (commencement of operations), and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart assumes reinvestment of capital gains, dividends, and return of capital, if applicable, for a fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (425) 409-9500. The Fund’s expense ratio is 0.49% (as of the Fund’s most recently filed Prospectus).

9

Sukuk ETF

PERFORMANCE SUMMARY (Unaudited)

Average Total Returns for the periods ended November 30, 2022:	One Year	Since Inception (12/27/2019)	Ending Value (11/30/2022)
SP Funds Dow Jones Global Sukuk ETF - NAV	-8.92%	-2.25%	$9,356
SP Funds Dow Jones Global Sukuk ETF - Market	-8.70%	-2.15%	9,384
Bloomberg Global Aggregate Bond Index	-16.81%	-4.70%	8,685
Dow Jones Sukuk Total Return Index (ex-Reinvestment)	-8.09%	-0.11%	9,967

This chart illustrates the performance of a hypothetical $10,000 investment made on December 27, 2019 (commencement of operations), and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart assumes reinvestment of capital gains, dividends, and return of capital, if applicable, for a fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (425) 409-9500. The Fund’s expense ratio is 0.59% (as of the Fund’s most recently filed Prospectus).

10

Global REIT ETF

PERFORMANCE SUMMARY (Unaudited)

Average Total Returns for the periods ended November 30, 2022:	One Year	Since Inception (12/29/2020)	Ending Value (11/30/2022)
SP Funds S&P Global REIT Sharia ETF - NAV	-18.39%	3.94%	$10,770
SP Funds S&P Global REIT Sharia ETF - Market	-18.67%	3.97%	10,777
S&P 500® Total Return Index	-9.21%	6.44%	11,273
S&P Global All Equity REIT Shariah Capped Index	-17.74%	4.76%	10,934

This chart illustrates the performance of a hypothetical $10,000 investment made on December 29, 2020 (commencement of operations), and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart assumes reinvestment of capital gains, dividends, and return of capital, if applicable, for a fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (425) 409-9500. The Fund’s expense ratio is 0.69% (as of the Fund’s most recently filed Prospectus).

11

SP Funds

SHARIA ETF PORTFOLIO ALLOCATION at November 30, 2022 (Unaudited)

Sector	% of Net Assets
Technology	36.0%
Consumer, Non-cyclical	24.7
Communications	10.3
Consumer, Cyclical	9.8
Industrial	7.4
Energy	6.5
Basic Materials	2.8
Financial	2.1
Cash & Cash Equivalents (1)	0.4
Total	100.0%

SUKUK ETF PORTFOLIO ALLOCATION at November 30, 2022 (Unaudited)

Sector	% of Net Assets
Government	53.1%
Financials	25.6
Utilities	8.5
Energy	4.9
Consumer, Non-cyclical	3.2
Communications	2.3
Cash & Cash Equivalents (1)	1.1
Consumer, Cyclical	0.7
Basic Materials	0.6
Total	100.0%

GLOBAL REIT ETF PORTFOLIO ALLOCATION at November 30, 2022 (Unaudited)

Sector	% of Net Assets
Financials	99.8%
Cash & Cash Equivalents (1)	0.2
Total	100.0%

(1)Represents cash, short-term investments and other assets in excess of liabilities.

Sharia ETF

12	The accompanying notes are an integral part of these financial statements.

Schedule of Investments at November 30, 2022

	Shares	Value
Common Stocks — 99.6%

Apparel — 0.8%
NIKE Inc. - Class B	11,724	$1,286,006
Tapestry, Inc.	2,326	87,853
VF Corp.	3,192	104,761
		1,478,620
Auto Manufacturers — 2.8%
Cummins, Inc.	1,341	336,805
Tesla, Inc. (1)	23,341	4,544,493
		4,881,298
Auto Parts & Equipment — 0.2%
Aptiv PLC (1)	2,472	263,688

Beverages — 3.0%
The Coca-Cola Co.	36,073	2,294,603
Keurig Dr Pepper, Inc.	6,976	269,762
Monster Beverage Corp. (1)	3,451	354,970
PepsiCo, Inc.	12,390	2,298,469
		5,217,804
Biotechnology — 2.8%
Amgen, Inc.	4,922	1,409,661
Biogen, Inc. (1)	1,338	408,317
Bio-Rad Laboratories, Inc. - Class A (1)	190	78,795
Corteva, Inc.	6,678	448,495
Illumina, Inc. (1)	1,477	322,104
Incyte Corp. (1)	1,696	135,120
Moderna, Inc. (1)	2,959	520,518
Regeneron Pharmaceuticals, Inc. (1)	985	740,425
Vertex Pharmaceuticals, Inc. (1)	2,393	757,145
		4,820,580
Building Materials — 0.8%
Carrier Global Corp.	7,810	346,139
Fortune Brands Home & Security, Inc.	1,181	77,166
Johnson Controls International PLC	6,420	426,545
Martin Marietta Materials, Inc.	591	216,590
Masco Corp.	2,162	109,786
Mohawk Industries, Inc. (1)	442	44,788
Vulcan Materials Co.	1,197	219,446
		1,440,460
Chemicals — 2.4%
Air Products and Chemicals, Inc.	2,087	647,304
Albemarle Corp.	1,155	321,078
DuPont de Nemours, Inc.	4,689	330,621
Ecolab, Inc.	2,296	344,010
FMC Corp.	1,143	149,321
Linde PLC	4,670	1,571,362

	Shares	Value
Common Stocks — 99.6% (Continued)

Chemicals — 2.4% (Continued)
PPG Industries, Inc.	2,246	$303,704
The Sherwin-Williams Co.	2,220	553,180
		4,220,580
Commercial Services — 0.5%
Cintas Corp.	798	368,500
Gartner, Inc. (1)	737	258,223
Robert Half International, Inc.	964	75,944
Rollins, Inc.	2,068	83,630
		786,297
Computers — 12.9%
Apple, Inc.	143,181	21,195,083
Cognizant Technology Solutions Corp.	4,908	305,327
EPAM Systems, Inc. (1)	525	193,504
Fortinet, Inc. (1)	6,150	326,934
HP, Inc.	10,018	300,941
NetApp, Inc.	2,046	138,330
		22,460,119
Cosmetics & Personal Care — 2.6%
Colgate-Palmolive Co.	7,846	607,908
The Estee Lauder Companies, Inc. - Class A	2,166	510,721
The Procter & Gamble Co.	22,287	3,324,329
		4,442,958
Distribution & Wholesale — 0.6%
Copart, Inc. (1)	3,901	259,650
Fastenal Co.	5,264	271,149
LKQ Corp.	2,391	129,903
Pool Corp.	353	116,282
W.W. Grainger, Inc.	376	226,751
		1,003,735
Electrical Components & Equipment — 0.3%
Emerson Electric Co.	5,605	536,791
Generac Holdings, Inc. (1)	621	65,528
		602,319
Electronics — 0.9%
Agilent Technologies, Inc.	2,740	424,645
Allegion PLC	804	91,375
Fortive Corp.	3,303	223,118
Garmin Ltd.	1,377	128,047
Mettler-Toledo International, Inc. (1)	185	271,868
TE Connectivity Ltd.	2,951	372,180
Trimble, Inc. (1)	2,308	137,903
		1,649,136

Sharia ETF

The accompanying notes are an integral part of these financial statements.	13

SCHEDULE OF INVESTMENTS at November 30, 2022 (Continued)

	Shares	Value
Common Stocks — 99.6% (Continued)

Energy — Alternate Sources — 0.3%
Enphase Energy, Inc. (1)	1,214	$389,196
SolarEdge Technologies, Inc. (1)	512	153,017
		542,213
Environmental Control — 0.4%
Pentair PLC	1,526	69,845
Republic Services, Inc.	28	3,900
Waste Management, Inc.	3,598	603,457
		677,202
Food — 0.9%
The Hershey Co.	1,374	323,123
Lamb Weston Holdings, Inc.	1,320	114,708
McCormick & Co., Inc.	2,298	195,744
Mondelez International, Inc. - Class A	12,782	864,191
		1,497,766
Healthcare — Products — 6.5%
Abbott Laboratories	16,581	1,783,784
ABIOMED, Inc. (1)	396	149,605
Align Technology, Inc. (1)	662	130,189
Bio-Techne Corp.	1,384	117,626
Boston Scientific Corp. (1)	13,217	598,334
The Cooper Companies, Inc.	425	134,449
Danaher Corp.	6,028	1,648,116
DENTSPLY SIRONA, Inc.	2,200	66,572
Edwards Lifesciences Corp. (1)	5,801	448,127
Hologic, Inc. (1)	2,301	175,244
IDEXX Laboratories, Inc. (1)	775	330,049
Intuitive Surgical, Inc. (1)	3,316	896,613
Medtronic PLC	12,708	1,004,440
ResMed, Inc.	1,392	320,439
STERIS PLC	942	174,967
Stryker Corp.	3,175	742,601
Teleflex, Inc.	406	95,053
Thermo Fisher Scientific, Inc.	3,610	2,022,394
Waters Corp. (1)	550	190,630
West Pharmaceutical Services, Inc.	658	154,406
Zimmer Biomet Holdings, Inc.	1,914	229,871
		11,413,509
Healthcare — Services — 0.3%
Catalent, Inc. (1)	1,626	81,511
Charles River Laboratories International, Inc. (1)	437	99,885
Laboratory Corp. of America Holdings	841	202,429
Quest Diagnostics, Inc.	1,076	163,369
		547,194

	Shares	Value
Common Stocks — 99.6% (Continued)

Home Builders — 0.4%
D.R. Horton, Inc.	3,027	$260,322
Lennar Corp. - Class A	2,376	208,684
NVR, Inc. (1)	24	111,336
PulteGroup, Inc.	2,370	106,129
		686,471
Household Products & Wares — 0.5%
Avery Dennison Corp.	718	138,811
Church & Dwight Co., Inc.	2,215	181,342
The Clorox Co.	1,114	165,596
Kimberly-Clark Corp.	3,105	421,131
		906,880
Internet — 8.5%
Alphabet, Inc. - Class A (1)	55,497	5,604,642
Alphabet, Inc. - Class C (1)	50,902	5,164,008
Booking Holdings, Inc. (1)	357	742,364
CDW Corp.	1,215	229,198
eBay, Inc.	5,162	234,561
F5, Inc. (1)	549	84,881
Gen Digital, Inc.	5,362	123,111
Meta Platforms, Inc. - Class A (1)	21,650	2,556,865
VeriSign, Inc. (1)	864	172,636
		14,912,266
Iron & Steel — 0.2%
Nucor Corp.	2,434	364,978

Machinery — Diversified — 0.9%
Dover Corp.	1,318	187,090
IDEX Corp.	674	160,068
Ingersoll Rand, Inc.	3,720	200,768
Nordson Corp.	454	107,367
Otis Worldwide Corp.	3,894	304,083
Rockwell Automation, Inc.	1,096	289,585
Westinghouse Air Brake Technologies Corp.	1,666	168,416
Xylem, Inc.	1,637	183,917
		1,601,294
Media — 0.1%
News Corp. - Class A	3,992	76,447
News Corp. - Class B	1,096	21,317
		97,764
Mining — 0.2%
Newmont Corp.	7,304	346,721

Miscellaneous Manufacturers — 1.3%
3M Co.	5,231	658,949
A.O. Smith Corp.	1,166	70,823
Eaton Corp. PLC	3,764	615,226

Sharia ETF

14	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS at November 30, 2022 (Continued)

	Shares	Value
Common Stocks — 99.6% (Continued)

Miscellaneous Manufacturers — 1.3% (Continued)
Illinois Tool Works, Inc.	2,608	$593,242
Trane Technologies PLC	2,227	397,341
		2,335,581
Office & Business Equipment — 0.1%
Zebra Technologies Corp. - Class A (1)	446	120,545

Oil & Gas — 6.1%
Chevron Corp.	18,147	3,326,526
ConocoPhillips	11,956	1,476,685
Coterra Energy, Inc.	7,438	207,595
EOG Resources, Inc.	5,403	766,848
Exxon Mobil Corp.	38,937	4,335,246
Pioneer Natural Resources Co.	2,073	489,207
		10,602,107
Oil & Gas Services — 0.1%
Baker Hughes Co.	8,647	250,936

Packaging & Containers — 0.1%
Packaging Corp. of America	851	115,642

Pharmaceuticals — 7.7%
Becton Dickinson and Co.	2,663	663,992
Dexcom, Inc. (1)	3,618	420,701
Eli Lilly & Co.	7,346	2,725,954
Henry Schein, Inc. (1)	1,402	113,450
Johnson & Johnson	24,426	4,347,828
Merck & Co., Inc.	23,623	2,601,365
Pfizer, Inc.	52,253	2,619,443
		13,492,733
Real Estate Investment Trusts (REITs) — 2.1%
AvalonBay Communities, Inc.	1,346	235,415
Camden Property Trust	951	114,434
Crown Castle, Inc.	4,049	572,650
Equinix, Inc.	830	573,240
Equity Residential	3,147	204,114
Essex Property Trust, Inc.	596	131,347
Mid-America Apartment Communities, Inc.	1,056	174,113
Prologis, Inc.	8,487	999,684
Public Storage	1,391	414,462
Weyerhaeuser Co.	6,884	225,176
		3,644,635
Retail — 5.0%
Advance Auto Parts, Inc.	556	83,950
AutoZone, Inc. (1)	156	402,324
Dollar Tree, Inc. (1)	2,074	311,701

	Shares	Value
Common Stocks — 99.6% (Continued)

Retail — 5.0% (Continued)
Genuine Parts Co.	1,299	$238,146
The Home Depot, Inc.	9,637	3,122,292
Lowe’s Companies, Inc.	6,218	1,321,636
O’Reilly Automotive, Inc. (1)	593	512,672
Ross Stores, Inc.	3,219	378,780
Starbucks Corp.	10,576	1,080,867
The TJX Companies, Inc.	10,830	866,942
Tractor Supply Co.	1,033	233,778
Ulta Beauty, Inc. (1)	448	208,248
		8,761,336
Semiconductors — 9.3%
Advanced Micro Devices, Inc. (1)	14,943	1,160,025
Analog Devices, Inc.	4,925	846,657
Applied Materials, Inc.	8,162	894,555
Broadcom, Inc.	3,767	2,075,730
Intel Corp.	37,772	1,135,804
KLA Corp.	1,403	551,589
Lam Research Corp.	1,281	605,119
Microchip Technology, Inc.	5,356	424,142
Micron Technology, Inc.	10,591	610,571
Monolithic Power Systems, Inc.	382	145,909
NVIDIA Corp.	23,524	3,980,967
NXP Semiconductors NV	2,407	423,247
ON Semiconductor Corp. (1)	3,986	299,747
QUALCOMM, Inc.	10,558	1,335,481
Teradyne, Inc.	1,451	135,596
Texas Instruments, Inc.	8,681	1,566,573
		16,191,712
Software — 13.7%
Adobe, Inc. (1)	4,393	1,515,277
Akamai Technologies, Inc. (1)	1,445	137,073
ANSYS, Inc. (1)	794	201,914
Autodesk, Inc. (1)	1,976	399,053
Cadence Design Systems, Inc. (1)	2,548	438,358
Ceridian HCM Holding, Inc. (1)	1,203	82,333
Microsoft Corp.	69,198	17,655,178
Paycom Software, Inc. (1)	437	148,187
PTC, Inc. (1)	1,027	130,645
Roper Technologies, Inc.	947	415,629
Salesforce, Inc. (1)	9,270	1,485,517
ServiceNow, Inc. (1)	1,842	766,825
Synopsys, Inc. (1)	1,394	473,319
Tyler Technologies, Inc. (1)	364	124,757
		23,974,065

Sharia ETF

The accompanying notes are an integral part of these financial statements.	15

SCHEDULE OF INVESTMENTS at November 30, 2022 (Continued)

	Shares	Value
Common Stocks — 99.6% (Continued)

Telecommunications — 1.7%
Arista Networks, Inc. (1)	2,073	$288,769
Cisco Systems, Inc.	39,087	1,943,406
Corning, Inc.	7,234	246,896
Juniper Networks, Inc.	2,960	98,390
Motorola Solutions, Inc.	1,543	420,005
		2,997,466
Transportation — 2.6%
C.H. Robinson Worldwide, Inc.	1,153	115,554
CSX Corp.	20,370	665,895
Expeditors International of Washington, Inc.	1,547	179,545
J.B. Hunt Transport Services, Inc.	771	141,779
Norfolk Southern Corp.	2,178	558,657
Old Dominion Freight Line, Inc.	836	252,982
Union Pacific Corp.	5,774	1,255,441
United Parcel Service, Inc. - Class B	6,763	1,283,144
		4,452,997
Total Common Stocks
(Cost $169,357,806)		173,801,607

Total Investments in Securities — 99.6%
(Cost $169,357,806)		173,801,607
Other Assets in Excess of Liabilities — 0.4%		737,399
Total Net Assets — 100.0%		$174,539,006

(1)Non-income producing security.

Sukuk ETF

16	The accompanying notes are an integral part of these financial statements.

Schedule of Investments at November 30, 2022

	Principal Amount	Value
Corporate Sukuk — 45.8%

Airlines — 0.7%
Unity 1 Sukuk Ltd.
2.394%, 11/03/2025	$500,000	$461,843

Banks — 17.2%
AHB Sukuk Co. Ltd.
4.375%, 09/19/2023	400,000	396,476
AUB Sukuk Ltd.
2.615%, 09/09/2026	400,000	357,537
Boubyan Sukuk Ltd.
2.593%, 02/18/2025	600,000	568,424
3.389%, 03/29/2027	400,000	375,212
DIB Sukuk Ltd.
2.950%, 02/20/2025	600,000	570,284
2.950%, 01/16/2026	800,000	745,843
1.959%, 06/22/2026	800,000	713,820
2.740%, 02/16/2027	600,000	542,850
EI Sukuk Co. Ltd.
1.827%, 09/23/2025	400,000	364,056
2.082%, 11/02/2026	400,000	355,344
Fab Sukuk Co. Ltd.
3.875%, 01/22/2024	800,000	787,518
2.500%, 01/21/2025	400,000	378,656
1.411%, 01/14/2026	400,000	359,670
2.591%, 03/02/2027	400,000	365,395
MAR Sukuk Ltd.
3.025%, 11/13/2024	400,000	383,087
2.210%, 09/02/2025	600,000	552,452
QIB Sukuk Ltd.
3.982%, 03/26/2024	600,000	589,770
5.882% (3 Month LIBOR USD + 1.350%), 02/07/2025 (1)	600,000	598,972
1.950%, 10/27/2025	600,000	545,471
QIIB Senior Sukuk Ltd.
4.264%, 03/05/2024	400,000	394,645
SIB Sukuk Co. III Ltd.
2.850%, 06/23/2025	400,000	377,102
SNB Sukuk Ltd.
2.342%, 01/19/2027	600,000	541,183
Warba Sukuk Ltd.
2.982%, 09/24/2024	400,000	386,864
		11,250,631
Chemicals — 0.6%
Equate Sukuk SPC Ltd.
3.944%, 02/21/2024	400,000	393,247

	Principal Amount	Value
Corporate Sukuk — 45.8% (Continued)

Commercial Services — 2.6%
D.P. World Crescent Ltd.
4.848%, 09/26/2028	$600,000	$586,096
3.875%, 07/18/2029	800,000	737,384
3.750%, 01/30/2030	400,000	364,475
		1,687,955
Diversified Financial Services — 0.9%
DAE Sukuk Difc Ltd.
3.750%, 02/15/2026	600,000	563,550

Electric — 8.5%
Saudi Electricity Global Sukuk Co. 2
5.060%, 04/08/2043	600,000	562,876
Saudi Electricity Global Sukuk Co. 3
4.000%, 04/08/2024	1,000,000	986,585
5.500%, 04/08/2044	600,000	596,896
Saudi Electricity Global Sukuk Co. 4
4.222%, 01/27/2024	400,000	395,844
4.723%, 09/27/2028	800,000	801,136
Saudi Electricity Global Sukuk Co. 5
1.740%, 09/17/2025	400,000	367,384
2.413%, 09/17/2030	400,000	339,578
Tabreed Sukuk SPC Ltd.
5.500%, 10/31/2025	400,000	401,941
TNB Global Ventures Capital Bhd.
3.244%, 10/19/2026	600,000	556,005
4.851%, 11/01/2028	600,000	583,716
		5,591,961
Food — 0.6%
Almarai Sukuk Ltd.
4.311%, 03/05/2024	400,000	394,224

Investment Companies — 0.3%
Senaat Sukuk Ltd.
4.760%, 12/05/2025	200,000	196,221

Oil & Gas — 4.9%
SA Global Sukuk Ltd.
0.946%, 06/17/2024	600,000	564,356
1.602%, 06/17/2026	1,200,000	1,076,119
2.694%, 06/17/2031	1,800,000	1,544,188
		3,184,663
Real Estate — 7.2%
Aldar Sukuk Ltd.
4.750%, 09/29/2025	400,000	391,757
Aldar Sukuk No. 2 Ltd.
3.875%, 10/22/2029	400,000	359,069

Sukuk ETF

The accompanying notes are an integral part of these financial statements.	17

Schedule of Investments at November 30, 2022 (Continued)

	Principal Amount	Value
Corporate Sukuk — 45.8% (Continued)

Real Estate — 7.2% (Continued)
DIFC Sukuk Ltd.
4.325%, 11/12/2024	$600,000	$587,871
Emaar Sukuk Ltd.
3.635%, 09/15/2026	600,000	565,932
3.875%, 09/17/2029	400,000	366,433
3.700%, 07/06/2031	400,000	350,424
EMG Sukuk Ltd.
4.564%, 06/18/2024	600,000	590,324
ESIC Sukuk Ltd.
3.939%, 07/30/2024	400,000	384,416
MAF Sukuk Ltd.
4.500%, 11/03/2025	400,000	389,972
4.638%, 05/14/2029	400,000	382,760
3.933%, 02/28/2030	400,000	367,684
		4,736,642

Telecommunications — 2.3%
Axiata SPV2 Bhd.
4.357%, 03/24/2026	400,000	391,854
2.163%, 08/19/2030	400,000	322,323
Saudi Telecom Co.
3.890%, 05/13/2029	800,000	756,872
		1,471,049
Total Corporate Sukuk
(Cost $32,199,057)		29,931,986

Foreign Government Sukuk — 53.1%

Multi-National — 11.5%
ICDPS Sukuk Ltd.
1.810%, 10/15/2025	400,000	370,000
IDB Trust Services Ltd.
3.389%, 09/26/2023	600,000	592,645
2.843%, 04/25/2024	1,000,000	973,909
1.957%, 10/02/2024	800,000	757,160
1.809%, 02/26/2025	1,100,000	1,034,198
0.908%, 06/25/2025	800,000	728,385
Isdb Trust Services NO 2 SARL
1.262%, 03/31/2026	1,600,000	1,423,414
1.435%, 10/21/2026	800,000	708,950
3.213%, 04/28/2027	1,000,000	949,310
		7,537,971

	Principal Amount	Value
Foreign Government Sukuk — 53.1% (Continued)

Sovereign — 41.6%
Hong Kong Sukuk 2017 Ltd.
3.132%, 02/28/2027	$800,000	$765,359
KSA Sukuk Ltd.
3.628%, 04/20/2027	2,800,000	2,706,746
4.303%, 01/19/2029	1,200,000	1,184,202
2.969%, 10/29/2029	1,600,000	1,451,190
2.250%, 05/17/2031	1,400,000	1,186,534
Malaysia Sovereign Sukuk Bhd.
3.043%, 04/22/2025	600,000	580,532
4.236%, 04/22/2045	500,000	468,705
Malaysia Sukuk Global Bhd.
3.179%, 04/27/2026	600,000	582,940
4.080%, 04/27/2046	450,000	410,700
Malaysia Wakala Sukuk Bhd
2.070%, 04/28/2031	650,000	556,915
3.075%, 04/28/2051	450,000	337,282
Perusahaan Penerbit SBSN Indonesia III
3.900%, 08/20/2024	600,000	595,245
4.350%, 09/10/2024	800,000	798,888
4.325%, 05/28/2025	1,100,000	1,097,624
2.300%, 06/23/2025	600,000	566,284
4.550%, 03/29/2026	1,200,000	1,197,155
1.500%, 06/09/2026	800,000	718,018
4.150%, 03/29/2027	1,200,000	1,178,736
4.400%, 06/06/2027	1,200,000	1,184,105
4.400%, 03/01/2028	1,200,000	1,190,808
4.450%, 02/20/2029	900,000	884,799
2.800%, 06/23/2030	800,000	703,832
2.550%, 06/09/2031	800,000	679,000
4.700%, 06/06/2032	1,000,000	990,096
3.800%, 06/23/2050	600,000	469,860
3.550%, 06/09/2051	600,000	457,235
RAK Capital
3.094%, 03/31/2025	800,000	772,048
Sharjah Sukuk Ltd.
3.764%, 09/17/2024	600,000	586,089
Sharjah Sukuk Program Ltd.
3.854%, 04/03/2026	600,000	570,182
2.942%, 06/10/2027	600,000	540,033
4.226%, 03/14/2028	800,000	752,584
3.234%, 10/23/2029	640,000	556,981
3.200%, 07/13/2031	600,000	503,595
		27,224,302
Total Foreign Government Sukuk
(Cost $37,390,768)		34,762,273

Sukuk ETF

18	The accompanying notes are an integral part of these financial statements.

Schedule of Investments at November 30, 2022 (Continued)

Value
Total Investments in Securities — 98.9%
(Cost $69,589,825)	$64,694,259
Other Assets in Excess of Liabilities — 1.1%	740,786
Total Net Assets — 100.0%	$65,435,045

LIBOR London Interbank Offered Rate

USD United States Dollar

(1)Variable rate security; rate shown is the rate in effect on November 30, 2022. An index may have a negative rate. Interest rate may also be subject to a ceiling or floor.

Portfolio Diversification	Value	Percentage of Total Investments
Cayman Islands	$33,798,688	52.3%
Indonesia	8,683,231	13.4
United States	4,922,651	7.6
Jersey	4,086,297	6.3
Malaysia	3,896,774	6.0
Luxembourg	3,081,674	4.8
United Arab Emirates	2,919,004	4.5
Saudi Arabia	2,540,581	3.9
Hong Kong	765,359	1.2
Total	$64,694,259	100.0%

Global REIT ETF

The accompanying notes are an integral part of these financial statements.	19

Schedule of Investments at November 30, 2022

	Shares	Value
Common Stocks — 99.8%

Private Equity — 0.0% (2)
Ziraat Gayrimenkul Yatirim Ortakligi AS	78,634	$22,837

Real Estate Management & Service — 0.2%
HMC Capital Ltd.	22,398	78,300

REITs - Apartments — 22.7%
AvalonBay Communities, Inc.	11,026	1,928,447
Camden Property Trust	12,485	1,502,320
Equity Residential	29,687	1,925,499
Essex Property Trust, Inc.	7,369	1,623,980
Mid-America Apartment Communities, Inc.	11,636	1,918,544
		8,898,790
REITs - Diversified — 36.3%
Arena REIT	42,255	110,362
Axis Real Estate Investment Trust	133,731	57,131
Charter Hall Group	55,478	518,291
Citicore Energy REIT Corp.	210,316	8,404
Crown Castle, Inc.	33,991	4,807,347
Custodian REIT PLC	53,696	58,639
Digital Core REIT Management Pte Ltd.	33,626	20,512
Elme Communities	10,580	209,061
Equinix, Inc.	7,257	5,012,047
IMPACT Growth Real Estate Investment Trust	61,471	21,092
Ingenia Communities Group	44,640	129,148
Kizilbuk Gayrimenkul Yatirim Ortakligi AS (1)	4,808	4,996
LXI REIT Plc	200,763	273,518
MREIT, Inc.	98,827	20,688
PotlatchDeltic Corp.	9,446	451,424
Rayonier, Inc.	17,160	615,701
RL Commercial REIT, Inc.	378,088	39,774
Weyerhaeuser Co.	57,533	1,881,904
		14,240,039
REITs - Health Care — 0.6%
Community Healthcare Trust, Inc.	2,825	99,609
HealthCo REIT	26,521	28,507
Parkway Life Real Estate Investment Trust	44,385	126,000
		254,116
REITs - Manufactured Homes — 3.5%
Equity LifeStyle Properties, Inc.	20,498	1,361,477

	Shares	Value
Common Stocks — 99.8% (Continued)

REITs - Office Property — 0.0% (2)
Filinvest REIT Corp.	141,578	$14,193

REITs - Regional Malls — 0.1%
IGB Real Estate Investment Trust	160,242	59,809

REITs - Storage — 11.6%
Public Storage	15,240	4,540,910

REITs - Warehouse & Industry — 24.8%
BWP Trust	58,626	160,973
EastGroup Properties, Inc.	5,105	792,500
First Industrial Realty Trust, Inc.	15,477	782,362
Frasers Property Thailand Industrial Freehold & Leasehold REIT	141,759	39,796
Innovative Industrial Properties, Inc.	3,278	397,327
Prologis, Inc.	39,885	4,698,054
Rexford Industrial Realty, Inc.	20,048	1,108,454
Segro PLC	136,926	1,289,521
Terreno Realty Corp.	7,790	456,806
		9,725,793
Total Common Stocks
(Cost $43,999,335)		39,196,264

Total Investments in Securities — 99.8%
(Cost $43,999,335)		39,196,264
Other Assets in Excess of Liabilities — 0.2%		62,061
Total Net Assets — 100.0%		$39,258,325

REIT Real Estate Investment Trust

(1)Non-income producing security.

(2)Does not round to 0.1% or (0.1)%, as applicable.

SP Funds

20	The accompanying notes are an integral part of these financial statements.

STATEMENTS OF ASSETS AND LIABILITIES at November 30, 2022

	Sharia ETF	Sukuk ETF	Global REIT ETF

Assets:
Investments in securities, at value (Note 2)	$173,801,607	$64,694,259	$39,196,264
Cash	493,195	631,852	45,389
Foreign cash (Cost $-, $-, and $3,149, respectively)	—	—	2,975
Receivables:
Fund shares sold	—	4,131	—
Sukuk income	—	526,567	—
Dividends income	310,856	—	33,854
Total assets	174,605,658	65,856,809	39,278,482

Liabilities:
Payables:
Investment securities purchased	—	392,075	—
Management fees (Note 4)	66,652	29,689	20,157
Total liabilities	66,652	421,764	20,157
Net Assets	$174,539,006	$65,435,045	$39,258,325

Components of Net Assets:
Paid-in capital	$171,276,830	$70,697,182	$46,317,728
Total distributable (accumulated) earnings (losses)	3,262,176	(5,262,137)	(7,059,403)
Net assets	$174,539,006	$65,435,045	$39,258,325

Net Asset Value (unlimited shares authorized):
Net assets	$174,539,006	$65,435,045	$39,258,325
Shares of beneficial interest issued and outstanding	6,350,000	3,725,000	1,950,000
Net asset value	$27.49	$17.57	$20.13

Cost of investments	$169,357,806	$69,589,825	$43,999,335

SP Funds

The accompanying notes are an integral part of these financial statements.	21

STATEMENTS OF OPERATIONS For the Year Ended November 30, 2022

	Sharia ETF	Sukuk ETF	Global REIT ETF

Investment Income:
Dividend income (net of foreign withholding tax of $753, $- and $7,258, respectively)	$1,986,934	$—	$698,606
Sukuk income	—	1,212,373	—
Total investment income	1,986,934	1,212,373	698,606

Expenses:
Management fees (Note 4)	706,499	285,897	211,444
Total expenses	706,499	285,897	211,444
Net investment income (loss)	1,280,435	926,476	487,162

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on:
Investments	1,448,769	(76,163)	(343,800)
Foreign currency transactions	—	—	152
Change in net unrealized appreciation/depreciation on:
Investments	(22,772,908)	(5,029,889)	(6,576,439)
Foreign currency translations	—	—	(108,446)
Net realized and unrealized gain (loss) on investments and foreign currency translations	(21,324,139)	(5,106,052)	(7,028,533)
Net increase (decrease) in net assets resulting from operations	$(20,043,704)	$(4,179,576)	$(6,541,371)

Sharia ETF

22	The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended November 30, 2022	Year Ended November 30, 2021

Increase (Decrease) in Net Assets From:

Operations:
Net investment income (loss)	$1,280,435	$444,146
Net realized gain (loss) on investments	1,448,769	1,199,052
Change in net unrealized appreciation/depreciation on investments	(22,772,908)	20,834,222
Net increase (decrease) in net assets resulting from operations	(20,043,704)	22,477,420

Distributions to Shareholders:
Distributable earnings	(1,571,302)	(766,350)
Return of capital	(433,848)	—
Net distributions to shareholders	(2,005,150)	(766,350)

Capital Share Transactions:
Net increase (decrease) in net assets derived from net changes in outstanding shares (1)	73,157,765	62,898,225
Total increase (decrease) in net assets	51,108,911	84,609,295

Net Assets:
Beginning of year	123,430,095	38,820,800
End of year	$174,539,006	$123,430,095

(1)Summary of share transactions is as follows:

	Year Ended November 30, 2022		Year Ended November 30, 2021
	Shares	Value	Shares	Value
Shares sold	2,750,000	$78,811,928	2,250,000	$64,359,335
Shares redeemed	(200,000)	(5,654,163)	(50,000)	(1,461,110)
Net increase (decrease)	2,550,000	$73,157,765	2,200,000	$62,898,225

Sukuk ETF

The accompanying notes are an integral part of these financial statements.	23

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended November 30, 2022	Year Ended November 30, 2021

Increase (Decrease) in Net Assets From:

Operations:
Net investment income (loss)	$926,476	$460,216
Net realized gain (loss) on investments	(76,163)	(222,061)
Change in net unrealized appreciation/depreciation on investments	(5,029,889)	(568,189)
Net increase (decrease) in net assets resulting from operations	(4,179,576)	(330,034)

Distributions to Shareholders:
Distributable earnings	(926,476)	(460,216)
Return of capital	(230,074)	(410,234)
Net distributions to shareholders	(1,156,550)	(870,450)

Capital Share Transactions:
Net increase (decrease) in net assets derived from net changes in outstanding shares (1)	33,229,663	7,618,689
Total increase (decrease) in net assets	27,893,537	6,418,205

Net Assets:
Beginning of year	37,541,508	31,123,303
End of year	$65,435,045	$37,541,508

(1)Summary of share transactions is as follows:

	Year Ended November 30, 2022		Year Ended November 30, 2021
	Shares	Value	Shares	Value
Shares sold	1,825,000	$33,211,795	800,000	$16,032,365
Shares redeemed	—	—	(425,000)	(8,445,980)
Variable fees	—	17,868	—	32,304
Net increase (decrease)	1,825,000	$33,229,663	375,000	$7,618,689

Global REIT ETF

24	The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended November 30, 2022	Period Ended November 30, 2021 (1)

Increase (Decrease) in Net Assets From:

Operations:
Net investment income (loss)	$487,162	$153,774
Net realized gain (loss) on investments and foreign currency transactions	(343,648)	1,797,651
Change in net unrealized appreciation/depreciation on investments and foreign currency translations	(6,684,885)	1,881,433
Net increase (decrease) in net assets resulting from operations	(6,541,371)	3,832,858

Distributions to Shareholders:
Distributable earnings	(517,409)	(264,912)
Return of capital	(653,416)	(140,438)
Net distributions to shareholders	(1,170,825)	(405,350)

Capital Share Transactions:
Net increase (decrease) in net assets derived from net changes in outstanding shares (2)	23,902,539	19,640,474
Total increase (decrease) in net assets	16,190,343	23,067,982

Net Assets:
Beginning of year/period	23,067,982	—
End of year/period	$39,258,325	$23,067,982

(1)The Fund commenced operations on December 29, 2020. The information presented is from December 29, 2020 to November 30, 2021.

(2)Summary of share transactions is as follows:

	Year Ended November 30, 2022		Period Ended November 30, 2021 (1)
	Shares	Value	Shares	Value
Shares sold	1,550,000	$36,888,905	1,275,000	$28,586,785
Shares redeemed	(500,000)	(12,986,430)	(375,000)	(8,946,730)
Variable fees	—	64	—	419
Net increase (decrease)	1,050,000	$23,902,539	900,000	$19,640,474

Sharia ETF

The accompanying notes are an integral part of these financial statements.	25

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year/period

	Year Ended November 30, 2022	Year Ended November 30, 2021	Period Ended November 30, 2020 (1)

Net asset value, beginning of year/period	$32.48	$24.26	$20.00

Income from Investment Operations:
Net investment income (loss) (2)	0.25	0.17	0.22
Net realized and unrealized gain (loss) on investments	(4.83)	8.36	4.25
Total from investment operations	(4.58)	8.53	4.47

Less Distributions:
From net investment income	(0.25)	(0.18)	(0.21)
From long-term capital gains	(0.07)	(0.13)	—
From return of capital	(0.09)	—	—
Total distributions	(0.41)	(0.31)	(0.21)

Net asset value, end of year/period	$27.49	$32.48	$24.26
Total return (4)	(14.17)%	35.40%	22.58	%(3)

Ratios / Supplemental Data:
Net assets, end of year/period (millions)	$174.5	$123.4	$38.8
Portfolio turnover rate	4%	18%	46	%(3)
Ratio of expenses to average net assets	0.49%	0.49%	0.49	%(5)
Ratio of net investment income (loss) to average net assets	0.89%	0.60%	1.06	%(5)

(1)The Fund commenced operations on December 17, 2019. The information presented is from December 17, 2019 to November 30, 2020.

(2)Calculated using average shares outstanding method.

(3)Not annualized.

(4)The total return is based on the Fund’s net asset value. Additional performance information is presented in the Performance Summary.

(5)Annualized.

Sukuk ETF

26	The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year/period

	Year Ended November 30, 2022	Year Ended November 30, 2021		Period Ended November 30, 2020 (1)

Net asset value, beginning of year/period	$19.76	$20.41		$20.00

Income from Investment Operations:
Net investment income (loss) (2)	0.35	0.27		0.30
Net realized and unrealized gain (loss) on investments	(2.09)	(0.42)		0.39
Total from investment operations	(1.74)	(0.15)		0.69

Less Distributions:
From net investment income	(0.36)	(0.26)		(0.28)
From return of capital	(0.09)	(0.24)		—
Total distributions	(0.45)	(0.50)		(0.28)

Net asset value, end of year/period	$17.57	$19.76		$20.41
Total return (4)	(8.92)%	(0.73)%		3.48	%(3)(5)

Ratios / Supplemental Data:
Net assets, end of year/period (millions)	$65.4	$37.5		$31.1
Portfolio turnover rate	9%	28%		15	%(3)
Ratio of expenses to average net assets	0.59%	0.65	%(7)	0.65	%(6)
Ratio of net investment income (loss) to average net assets	1.91%	1.32%		1.61	%(6)

(1)The Fund commenced operations on December 27, 2019. The information presented is from December 27, 2019 to November 30, 2020.

(2)Calculated using average shares outstanding method.

(3)Not annualized.

(4)The total return is based on each Fund’s net asset value. Additional performance information is presented in the Performance Summary.

(5)Net increase from payments by affiliates on the disposal of investments due to trade error added 0.11% to this return (Note 4).

(6)Annualized.

(7)Effective November 30, 2021, the Fund’s management fee was reduced from 0.65% to 0.59%.

Global REIT ETF

The accompanying notes are an integral part of these financial statements.	27

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year/period

	Year Ended November 30, 2022	Period Ended November 30, 2021 (1)

Net asset value, beginning of year/period	$25.63	$20.00

Income from Investment Operations:
Net investment income (loss) (2)	0.36	0.26
Net realized and unrealized gain (loss) on investments	(4.99)	6.04
Total from investment operations	(4.63)	6.30

Less Distributions:
From net investment income	(0.38)	(0.29)
From long-term capital gains	—	(0.15)
From return of capital	(0.49)	(0.23)
Total distributions	(0.87)	(0.67)

Net asset value, end of year/period	$20.13	$25.63
Total return (4)	(18.39)%	31.98	%(3)

Ratios / Supplemental Data:
Net assets, end of year/period (millions)	$39.3	$23.1
Portfolio turnover rate	50%	79	%(3)
Ratio of expenses to average net assets (5)	0.69%	0.69%
Ratio of net investment income (loss) to average net assets (5)	1.59%	1.19%

(1)The Fund commenced operations on December 29, 2020. The information presented is from December 29, 2020 to November 30, 2021.

(2)Calculated using average shares outstanding method.

(3)Not annualized.

(4)The total return is based on each Fund’s net asset value. Additional performance information is presented in the Performance Summary.

(5)Annualized.

28

SP Funds

NOTES TO FINANCIAL STATEMENTS November 30, 2022

NOTE 1 – ORGANIZATION

The SP Funds S&P 500 Sharia Industry Exclusions ETF (the “Sharia ETF”), the SP Funds Dow Jones Global Sukuk ETF (the “Sukuk ETF”), and the SP Funds S&P Global REIT ETF (the “Global REIT ETF”) (each, a “Fund”, and collectively, the “Funds”) are each a non-diversified series of shares of beneficial interest of Tidal ETF Trust (the “Trust”). The Trust was organized as a Delaware statutory trust on June 4, 2018 and is registered with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of each Fund’s shares is registered under the Securities Act of 1933, as amended. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.” The Sharia ETF commenced operations on December 17, 2019, the Sukuk ETF commenced operations on December 27, 2019 and the Global REIT ETF commenced operations on December 29, 2020.

The investment objective of the Sharia ETF is to seek to track the performance, before fees and expenses, of the S&P 500 Shariah Industry Exclusions Index. The investment objective of the Sukuk ETF is to seek to track the performance, before fees and expenses, of the Dow Jones Sukuk Total Return Index (ex-Reinvestment). The investment objective of the Global REIT ETF is to seek to track the performance, before fees and expenses, of the S&P Global All Equity REIT Shariah Capped Index (the “Global REIT Index”).

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.Security Valuation. Equity securities, which may include Real Estate Investment Trusts (“REITs”), Business Development Companies (“BDCs”), and Master Limited Partnerships (“MLPs”), listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 p.m. EST if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price or mean between the most recent quoted bid and ask prices for long and short positions. For a security that trades on multiple exchanges, the primary exchange will generally be considered the exchange on which the security is generally most actively traded. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Prices of securities traded on the securities exchange will be obtained from recognized independent pricing agents (“Independent Pricing Agents”) each day that the Funds are open for business.

Sukuk securities are valued by using an evaluated mean of the bid and asked prices provided by Independent Pricing Agents. The Independent Pricing Agents may employ methodologies that utilize actual market transactions (if the security is actively traded), broker dealer supplied valuations, or other methodologies designed to identify the market value for such securities. In arriving at valuations, such methodologies generally consider factors such as security prices, yields, maturities, call features, ratings and developments relating to specific securities.

Effective September 8, 2022, for securities for which quotations are not readily available, under Rule 2a-5 of the 1940 Act, a fair value is determined by the Valuation Designee (as defined in Rule 2a-5) in accordance with the Pricing and Valuation Policy and Fair Value Procedures, as applicable, of the Fund’s investment adviser, Toroso Investments, LLC (the “Adviser”), a Tidal Financial Group company, subject to oversight by the Trust’s Board of Trustees (the “Board”). When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the Adviser’s Pricing and Valuation Policy and Fair Value Procedures, as applicable. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value (“NAV”) of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

As described above, the Funds utilize various methods to measure the fair value of their investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

29

SP Funds

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value each Fund’s investments as of November 30, 2022:

	Sharia ETF
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks (1)	$173,801,607	$—	$—	$173,801,607
Total Investments in Securities	$173,801,607	$—	$—	$173,801,607

	Sukuk ETF
Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Sukuk (1)	$—	$29,931,986	$—	$29,931,986
Foreign Government Sukuk (2)	—	34,762,273	—	34,762,273
Total Investments in Securities	$—	$64,694,259	$—	$64,694,259

	Global REIT ETF
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks (1)	$39,196,264	$—	$—	$39,196,264
Total Investments in Securities	$39,196,264	$—	$—	$39,196,264

(1)See Schedules of Investments for the industry breakout.

(2)See Schedules of Investments for the security type breakout.

B.Federal Income Taxes. Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Funds intend to declare as dividends in each calendar year at least 98.0% of their net investment income (earned during the calendar year) and at least 98.2% of their net realized capital gains (earned during the twelve months ended November 30) plus undistributed amounts, if any, from prior years.

As of November 30, 2022, the Funds did not have any tax positions that did not meet the threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years. The Funds identify their major tax jurisdiction as U.S. Federal and the Commonwealth of Delaware; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially.

C.Securities Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on sukuk securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Dividends received from REITs generally are comprised of ordinary income, capital gains, and may include return of capital. Sukuk income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

NOTES TO FINANCIAL STATEMENTS November 30, 2022 (Continued)

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D.Distributions to Shareholders. Distributions to shareholders from net investment income, if any, for the Funds are declared and paid at least monthly. Distributions to shareholders from net realized gains on securities, if any, for the Funds normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

E.Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

F.Share Valuation. The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading.

G.Guarantees and Indemnifications. In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

H.Illiquid Securities. Pursuant to Rule 22e-4 under the 1940 Act, the Funds have adopted a Board-approved Liquidity Risk Management Program (the “Program”) that requires, among other things, that each Fund limit its illiquid investments that are assets to no more than 15% of the value of the Fund’s net assets. An illiquid investment is any security that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If a Fund should be in a position where the value of illiquid investments held by the Fund exceeds 15% of the Fund’s net assets, the Fund will take such steps as set forth in the Program.

I.Reclassification of Capital Accounts. Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. These differences are primarily due to redemption in-kind. For the year ended November 30, 2022, the following adjustments were made:

Fund	Paid-In Capital	Total Distributed (Accumulated) Earnings (Losses)
Sharia ETF	$2,098,205	$(2,098,205)
Sukuk ETF	0	0
Global REIT ETF	1,700,956	(1,700,956)

J. Recently Issued Accounting Pronouncements.

•In June 2022, the FASB issued Accounting Standards Update 2022-03, which amends Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies guidance for fair value measurement of an equity security subject to a contractual sale restriction and establishes new disclosure requirements for such equity securities. ASU 2022-03 is effective for fiscal years beginning after December 15, 2023 and for interim periods within those fiscal years, with early adoption permitted. The Funds are currently evaluating the impact, if any, of these amendments on the financial statements.

NOTE 3 – PRINCIPAL INVESTMENT RISKS

A.Concentration Risk. Each Fund’s investments will be concentrated in an industry or group of industries to the extent the Index is so concentrated. In such event, the value of shares of the Funds may rise and fall more than the value of shares that invest in securities of companies in a broader range of industries.

•Concentration in REITs (Global REIT ETF Only). The Fund is expected to be concentrated in REITs. A REIT is a company that owns or finances income-producing real estate and meets certain requirements under the Internal Revenue Code of 1986, as amended (the “Code”), as more fully described in the Fund’s Statement of Additional Information (“SAI”). Through its investments in REITs, the Fund is subject to the risks of investing in the real estate market, including decreases in property revenues, increases in interest rates, increases in property taxes and operating expenses, legal and regulatory changes, a lack of credit or capital, defaults by borrowers or tenants, environmental problems and natural disasters.

NOTES TO FINANCIAL STATEMENTS November 30, 2022 (Continued)

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REITs are subject to additional risks, including those related to adverse governmental actions; declines in property value and the real estate market; the potential failure to qualify for tax-free pass through of income; and exemption from registration as an investment company. REITs are dependent upon specialized management skills and may invest in relatively few properties, a small geographic area, or a small number of property types. As a result, investments in REITs may be volatile. To the extent the Fund invests in REITs concentrated in specific geographic areas or property types, the Fund may be subject to a greater loss as a result of adverse developments affecting such area or property types. REITs are pooled investment vehicles with their own fees and expenses and the Fund will indirectly bear a proportionate share of those fees and expenses.

B.Credit Risk (Sukuk ETF Only). Debt securities are subject to the risk of an issuer’s (or other party’s) failure or inability to meet its obligations under the security. Multiple parties may have obligations under a debt security. An issuer or borrower may fail to pay principal and interest when due. A guarantor, insurer or credit support provider may fail to provide the agreed upon protection. A counterparty to a transaction may fail to perform its side of the bargain. An intermediary or agent interposed between the investor and other parties may fail to perform the terms of its service. Also, performance under a debt security may be linked to the obligations of other persons who may fail to meet their obligations. The credit risk associated with a debt security could increase to the extent that the Fund’s ability to benefit fully from its investment in the security depends on the performance by multiple parties of their respective contractual or other obligations. The market value of a debt security is also affected by the market’s perception of the creditworthiness of the issuer.

C.Currency Risk (Global REIT ETF Only). The Fund’s exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for any number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad.

D.Emerging Markets Risk (Sukuk ETF and Global REIT ETF Only). Investments in emerging market securities impose risks different from, or greater than, risks of investing in foreign developed countries, including: smaller market capitalization; significant price volatility; and restrictions on foreign investment. Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, and confiscatory taxation, or, in certain instances, reversion to closed market, centrally planned economies. Emerging market economies may also experience more severe downturns. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Funds. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. In addition, less information may be available about companies in emerging markets than in developed markets because such emerging markets companies may not be subject to accounting, auditing and financial reporting standards or to other regulatory practices required by U.S. companies which may lead to potential errors in index data, index computation and/or index construction. Such conditions may impact the ability of the Funds to buy, sell or otherwise transfer securities; adversely affect the trading market and price for such securities; and/or cause the Funds to decline in value.

E.Equity Market Risk (Sharia ETF and Global REIT ETF Only). The Fund will invest in common stocks directly or indirectly through ETFs. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from specific issuers. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests. Common stocks, such as those held by the Fund, are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers.

F.Exchange Traded Fund (“ETF”) Risks.

•Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Funds have a limited number of financial institutions that are authorized to purchase and redeem shares of the Funds directly from the Funds (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares of the Funds may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

NOTES TO FINANCIAL STATEMENTS November 30, 2022 (Continued)

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•Costs of Buying or Selling Shares. Due to the costs of buying or selling shares of the Funds, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of shares of the Funds may significantly reduce investment results and an investment in shares of the Funds may not be advisable for investors who anticipate regularly making small investments.

•Shares May Trade at Prices Other Than NAV. As with all ETFs, shares of the Funds may be bought and sold in the secondary market at market prices. Although it is expected that the market price of shares of the Funds will approximate the Fund’s NAV, there may be times when the market price of shares of the Funds are more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of shares of the Funds or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for shares of the Funds in the secondary market, in which case such premiums or discounts may be significant.

•Trading. Although shares of the Funds are listed on a national securities exchange, such as the NYSE Arca, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that shares of the Funds will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of shares of the Funds may begin to mirror the liquidity of each Fund’s underlying portfolio holdings, which can be significantly less liquid than shares of the Funds.

G.Foreign Government Risk (Sukuk ETF Only). The Fund’s investment in securities issued by foreign governments or their agencies or instrumentalities (sovereign debt), including those that issue sukuk through a secondary issuing vehicle, differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore limited. The foreign sovereign debt securities the Fund purchases involve specific risk, including that (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due because of political constraints, cash flow problems, and other national economic factors; (ii) governments may default on their sovereign debt, which may require holders of such sovereign debt to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there are no bankruptcy proceedings by which defaulted sovereign debt may be collected in whole or in part. These and other factors can make investments in the Fund more volatile and potentially less liquid than other types of investments that track an index of domestic securities.

H.Foreign Securities Risks (Global REIT ETF Only). Investments in securities or other instruments of non-U.S. issuers involve certain risks not involved in domestic investments and may experience more rapid and extreme changes in value than investments in securities of U.S. companies. Financial markets in foreign countries often are not as developed, efficient, or liquid as financial markets in the United States, and therefore, the prices of non-U.S. securities and instruments can be more volatile. In addition, the Fund will be subject to risks associated with adverse political and economic developments in foreign countries, which may include the imposition of economic sanctions. Generally, there is less readily available and reliable information about non-U.S. issuers due to less rigorous disclosure or accounting standards and regulatory practices.

I.Geographic Investment Risk (Sukuk ETF Only). To the extent the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region.

•Risks of Investing in Saudi Arabia (Sukuk ETF Only). The ability of foreign investors to invest in Saudi Arabian issuers is new and untested. Such ability could be restricted or revoked by the Saudi Arabian government at any time, and unforeseen risks could materialize due to foreign ownership in such securities. The economy of Saudi Arabia is dominated by petroleum exports. A sustained decrease in petroleum prices could have a negative impact on all aspects of the economy. Investments in securities of Saudi Arabian issuers involves risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of the Fund’s investments. Such heightened risks may include, among others, expropriation and/or nationalization of assets, restrictions on and government intervention in international trade, confiscatory taxation, political instability, including authoritarian and/ or military involvement in governmental decision making, armed conflict, crime and instability as a result of religious, ethnic and/or socioeconomic unrest. There remains the possibility that instability in the larger Middle East region could adversely impact the economy of Saudi Arabia, and there is no assurance of political stability in Saudi Arabia.

NOTES TO FINANCIAL STATEMENTS November 30, 2022 (Continued)

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SP Funds

•Risks of Investing in the United Arab Emirates (Sukuk ETF Only). The economy of the United Arab Emirates (“UAE”) is dominated by petroleum exports. A sustained decrease in commodity prices, particularly oil and natural gas, could have a negative impact on all aspects of the UAE economy. The nonoil UAE economy, which is concentrated in Dubai’s service sector, could be affected by declines in tourism, real estate, banking and re- export trade. The UAE and the governments of the individual emirates exercise substantial influence over many aspects of the private sector. Governmental actions could have a significant effect on economic conditions in the UAE, which could adversely affect the value of the Fund. In addition, recent political instability and protests in North Africa and the Middle East have caused significant disruptions to many industries. Continued political and social unrest in these areas may adversely affect the value of the Fund.

J.Interest Rate Risk (Sukuk ETF Only). The income generated by debt securities owned by the Fund will be affected by changing interest rates. In addition, as interest rates rise the values of fixed income securities held by the Fund are likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Falling interest rates may cause an issuer to redeem or “call” a security before its stated maturity, which may result in the Fund having to reinvest the proceeds in lower yielding securities. Rising interest rates across the U.S. and international financial systems may result in fixed-income markets becoming more volatile. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Interest rates have recently been historically low, so the Fund faces a heightened risk that rates may rise.

K.Market Capitalization Risk (Sharia ETF and Global REIT ETF Only).

•Large-Capitalization Investing (Sharia ETF and Global REIT ETF Only). The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

•Mid-Capitalization Investing (Global REIT ETF Only). The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large capitalization stocks or the stock market as a whole.

•Small-Capitalization Investing (Global REIT ETF Only). The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large- or mid-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large- or mid-capitalization stocks or the stock market as a whole. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies.

L.Non-Diversification Risk. Because the Funds are “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause each Fund’s overall value to decline to a greater degree than if the Funds held a more diversified portfolio.

M.Sector Risk (Sharia ETF Only). To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

•Information Technology Sector Risk. The Fund may invest in companies in the information technology sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. Market or economic factors impacting information technology companies and companies that rely heavily on technological advances could have a significant effect on the value of the Fund’s investments. The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.

NOTES TO FINANCIAL STATEMENTS November 30, 2022 (Continued)

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SP Funds

NOTES TO FINANCIAL STATEMENTS November 30, 2022 (Continued)

•Consumer Discretionary Sector Risk. The Fund may invest in companies in the consumer discretionary sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. The success of consumer product manufacturers and retailers is tied closely to the performance of domestic and international economies, interest rates, exchange rates, competition, consumer confidence, changes in demographics and consumer preferences. Companies in the consumer discretionary sector depend heavily on disposable household income and consumer spending, and may be strongly affected by social trends and marketing campaigns. These companies may be subject to severe competition, which may have an adverse impact on their profitability.

N.Sharia-Compliant Investing Risk. Islamic religious law, commonly known as “Sharia,” has certain restrictions regarding finance and commercial activities permitted for Muslims, including interest restrictions and prohibited industries, which reduces the size of the overall universe in which the Funds can invest. The strategy to reduce the investable universe may limit investment opportunities and adversely affect each Fund’s performance, especially in comparison to a more diversified fund. Because Islamic principles preclude the use of interest-paying instruments, cash reserves do not earn income.

O.Sukuk Risk (Sukuk ETF only). Sukuk are financial certificates that are similar to conventional bonds but are structured to comply with Sharia law and its investments principles, which, among other things, prohibit charging or paying interest. Sukuk involve many of the same risks that conventional bonds incur such as credit risk and interest rate risk. In addition to these risks, there are certain risks specific to sukuk. Sukuk represent undivided shares in the ownership of certificates, and such certificates are linked to a specific investment activity, such as an underlying asset or contractual payment obligations of the issuer. Because no collateral is pledged as security for sukuk, purchasers of sukuk are subject to the risk that an issuer may not meet its payment obligations or that an underlying asset may not perform as expected or lose value. While the sukuk market has grown significantly in recent years, there may be times when the market is illiquid and it is difficult for the Fund to make an investment in or dispose of sukuk.

P.Tax Risk (Global REIT ETF Only). To qualify for the favorable tax treatment generally available to regulated investment companies, the Fund must satisfy certain diversification requirements. In particular, the Fund generally may not acquire a security if, as a result of the acquisition, (i) more than 50% of the value of the Fund’s assets would be invested in (a) issuers in which the Fund has, in each case, invested more than 5% of the Fund’s assets or (b) issuers more than 10% of whose outstanding voting securities are owned by the Fund or (ii) more than 25% of the value of the Fund’s assets would be invested in (a) the securities of any one issuer. Given the concentration of the Global REIT Index in a relatively small number of securities, it may not always be possible for the Fund to fully implement a replication strategy or a representative sampling strategy while satisfying these diversification requirements. The Fund’s efforts to satisfy the diversification requirements may affect the Fund’s execution of its investment strategy and may cause the Fund’s return to deviate from that of the Global REIT Index, and the Fund’s efforts to replicate or represent the Global REIT Index may cause it inadvertently to fail to satisfy the diversification requirements. If the Fund were to fail to satisfy the diversification requirements, it could incur penalty taxes and be forced to dispose of certain assets, or it could fail to qualify as a regulated investment company. If the Fund were to fail to qualify as a regulated investment company, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.

NOTE 4 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

The Adviser serves as investment adviser to the Funds pursuant to an investment advisory agreement between the Trust and the Adviser with respect to the Funds (the “Advisory Agreement”) and, pursuant to the Advisory Agreement, has overall responsibility for the general management and administration of the Funds, subject to the direction and oversight of the Board. The Adviser is also responsible for trading portfolio securities on behalf of the Funds, including selecting broker-dealers to execute purchase and sale transactions, subject to the supervision of the Board. The Adviser provides oversight of ShariaPortfolio, Inc. (the “Sub-Adviser”), the investment sub-adviser to the Funds.

35

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NOTES TO FINANCIAL STATEMENTS November 30, 2022 (Continued)

Pursuant to the Advisory Agreement, each Fund pays the Adviser a unitary management fee (the “Management Fee”) based on the average daily net assets of the Fund as follows:

Fund	Management Fee
Sharia ETF	0.49%
Sukuk ETF	0.59%
Global REIT ETF	0.69%

Out of the Management Fee, the Adviser is obligated to pay or arrange for the payment of substantially all expenses of the Funds, including the cost of sub-advisory, transfer agency, custody, fund administration, and all other related services necessary for the Funds to operate. Under the Advisory Agreement, the Adviser has agreed to pay all expenses incurred by each of the Funds except for interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by a Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (collectively, the “Excluded Expenses”). The Management Fees incurred are paid monthly to the Adviser.

On November 1, 2022, the Board of Trustees of the Trust approved an amendment to the investment advisory agreement between the Trust, on behalf of the SP Funds S&P Global REIT Sharia ETF and the Adviser, pursuant to which the Adviser has agreed to reduce the Fund’s management fee from 0.69% to 0.59%, effective December 1, 2022.

The Sub-Adviser serves as the investment sub-adviser to the Funds, pursuant to a sub-advisory agreement between the Adviser and the Sub-Adviser with respect to the Funds (the “Sub-Advisory Agreement”). Pursuant to the Sub-Advisory Agreement, the Sub-Adviser is responsible for ensuring the Funds follow the character of each applicable Index and providing advice with regard to the interpretation of and compliance with Sharia principles.

Pursuant to the Sub-Advisory Agreement, the Adviser pays the Sub-Adviser a fee for the services and facilities the Sub-Adviser provides (the “Sub-Advisory Fee”) based on the average daily net assets of each Fund as follows:

Fund	Sub-Advisory Fee
Sharia ETF	0.02%
Sukuk ETF	0.02%
Global REIT ETF	0.02% on first $500 million
0.01% on amounts over $ 500 million

The Sub-Advisory Fees incurred are paid monthly to the Sub-Adviser by the Adviser. The Adviser has entered into an agreement with SP Funds Management, LLC (“SP Funds Management”) an affiliate of the Sub-Adviser, pursuant to which SP Funds Management has agreed to assume the Adviser’s obligation to pay all expenses incurred by each Fund except for the Sub-Advisory fee payable to the Sub-Adviser and Excluded Expenses. Such expenses incurred by the Funds and paid by SP Funds Management include fees charged by Tidal (defined below), which is the Funds’ administrator and an affiliate of the Adviser. For assuming each Fund’s payment obligations, the Adviser has agreed to pay SP Funds Management, LLC the profits, if any, generated by each Fund’s unitary management fee.

Tidal ETF Services LLC (“Tidal”), a Tidal Financial Group company, an affiliate of the Adviser, serves as the Funds’ administrator and, in that capacity, performs various administrative and management services for the Funds. Tidal coordinates the payment of Fund-related expenses and manages the Trust’s relationships with its various service providers.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), serves as the Funds’ sub-administrator, fund accountant and transfer agent. In those capacities Fund Services performs various administrative and accounting services for the Funds. Fund Services prepares various federal and state regulatory filings, reports and returns for the Funds, including regulatory compliance monitoring and financial reporting; prepares reports and materials to be supplied to the Board; and monitors the activities of the Funds’ custodian U.S. Bank N.A. (the “Custodian”), an affiliate of Fund Services, serves as the Funds’ custodian.

Foreside Fund Services, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.

Certain officers and a trustee of the Trust are affiliated with the Adviser and Fund Services. Neither the affiliated trustee nor the Trust’s officers receive compensation from the Fund.

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NOTES TO FINANCIAL STATEMENTS November 30, 2022 (Continued)

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2022, the cost of purchases and proceeds from the sales or maturities of securities, excluding short-term investments, U.S. government securities, and in-kind transactions were as follows:

Fund	Purchases	Sales
Sharia ETF	$7,048,945	$5,654,007
Sukuk ETF	37,582,949	4,352,976
Global REIT ETF	15,479,923	15,309,343

For the year ended November 30, 2022, there were no purchases or sales of long term U.S. Government Securities.

For the year ended November 30, 2022, in-kind transactions associated with creations and redemptions for the Funds were as follows:

Fund	Purchases	Sales
Sharia ETF	$76,022,754	$5,462,705
Sukuk ETF	—	—
Global REIT ETF	36,356,552	13,030,826

NOTE 6 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended November 30, 2022 and the year/period ended November 30, 2021, were as follows:

Year Ended November 30, 2022
Distributions paid from:	Sharia ETF	Sukuk ETF	Global REIT ETF
Ordinary income	$1,280,731	$926,476	$517,409
Long-term capital gain	290,571	—	—
Return of capital	433,848	230,074	653,416
Total distributions paid	$2,005,150	$1,156,550	$1,170,825

Year/Period Ended November 30, 2021
Distributions paid from:	Sharia ETF	Sukuk ETF	Global REIT ETF
Ordinary income	$592,885	$460,216	$215,430
Long-term capital gain	173,465	—	49,482
Return of capital	—	410,234	140,438
Total distributions paid	$766,350	$870,450	$405,350

As of year ended November 30, 2022, the components of accumulated earnings (losses) on a tax basis were as follows:

	Sharia ETF	Sukuk ETF	Global REIT ETF
Cost of investments (1)	$170,493,930	$69,646,735	$45,636,980
Gross tax unrealized appreciation	21,154,071	109,189	974,424
Gross tax unrealized depreciation	(17,846,394)	(5,061,665)	(7,415,521)
Net tax unrealized appreciation (depreciation)	3,307,677	(4,952,476)	(6,441,097)
Undistributed ordinary income (loss)	—	—	—
Undistributed long-term capital gain (loss)	—	—	—
Total distributable earnings	—	—	—
Other accumulated gain (loss)	(45,501)	(309,661)	(618,306)
Total accumulated gain (loss)	$3,262,176	$(5,262,137)	$(7,059,403)

(1)The difference between book and tax-basis unrealized appreciation was attributable primarily to the treatment of wash sales.

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Net capital losses incurred after November 30 and net investment losses incurred after December 31, and within the taxable year, are deemed to arise on the first business day of each Fund’s next taxable year. As of the most recent fiscal year ended November 30, 2022, the Funds had no late year losses and the Sharia ETF, Sukuk ETF, and Global REIT ETF had short-term capital loss carryovers of $45,501, $270,898, and $618,306, respectively, which do not expire. The Sukuk ETF also had long-term capital loss carryover of $38,763, which does not expire.

NOTE 7 – CREDIT FACILITY

U.S. Bank N.A. has made available to the Global REIT ETF a credit facility pursuant to a Loan Agreement for temporary or extraordinary purposes. Credit facility details for the year ended November 30, 2022, are as follows:

Maximum available credit	$50,000,000
Largest amount outstanding on an individual day	—
Average daily loan outstanding	—
Credit facility outstanding as of November 30, 2022	—
Average interest rate	—
Interest rate terms	Prime
Interest rate as of November 30, 2022	7.00%
Expiration date	June 28, 2023

Interest expense incurred for the six-months ended November 30, 2022 is disclosed in the Statements of Operations, if applicable.

The credit facility is an uncommitted, senior secured 364-day umbrella line of credit used for the benefit of certain funds within the Trust.

NOTE 8 – SHARE TRANSACTIONS

Shares of the Funds are listed and traded on the Exchange. Market prices for the shares may be different from their NAV. The Funds issue and redeem shares on a continuous basis at NAV generally in large blocks of shares (“Creation Units.”) Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day. Except when aggregated in Creation Units, shares are not redeemable securities of the Funds. Creation Units may only be purchased or redeemed by Authorized Participants. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

Each Fund currently offers one class of shares, which has no front-end sales load, no deferred sales charge, and no redemption fee. A fixed transaction fee is imposed for the transfer and other transaction costs associated with the purchase or sale of Creation Units. The standard fixed transaction fee for the Funds is $500, payable to the Custodian. The fixed transaction fee may be waived on certain orders if the Funds’ Custodian has determined to waive some or all of the costs associated with the order or another party, such as the Adviser, has agreed to pay such fee. In addition, a variable fee may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% of the value of the Creation Units subject to the transaction. Variable fees are imposed to compensate the Funds for transaction costs associated with the cash transactions. Variable fees received by the Funds, if any, are disclosed in the capital shares transactions section of the Statements of Changes in Net Assets. The Funds may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Funds have equal rights and privileges.

NOTES TO FINANCIAL STATEMENTS November 30, 2022 (Continued)

38

SP Funds

NOTES TO FINANCIAL STATEMENTS November 30, 2022 (Continued)

NOTE 9 – RECENT MARKET EVENTS

U.S. and international markets have experienced and may continue to experience significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including rising inflation, uncertainty regarding central banks’ interest rate increases, the possibility of a national or global recession, trade tensions, political events, the war between Russia and Ukraine and the impact of the corona virus (COVID-19) global pandemic. The global recovery from COVID-19 may last for an extended period of time. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so. These developments, as well as other events, could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets, despite government efforts to address market disruptions. Continuing market volatility as a result of recent market conditions or other events may have adverse effects on your account.

NOTE 10 – SUBSEQUENT EVENTS

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Funds have determined that there are no subsequent events that would need to be disclosed in the Funds’ financial statements.

39

SP Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of
SP Funds S&P 500 Sharia Industry Exclusions ETF,
SP Funds Dow Jones Global Sukuk ETF and
SP Funds S&P Global REIT Sharia ETF
The Board of Trustees of
Tidal ETF Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of SP Funds S&P 500 Sharia Industry Exclusions ETF (“Sharia ETF”), SP Funds Dow Jones Global Sukuk ETF (“Sukuk ETF”) and SP S&P Global REIT Sharia ETF (“REIT ETF”) (collectively the “Funds”), each a series of Tidal ETF Trust (the “Trust”), including the schedules of investments, as of November 30, 2022, and with respect to Sharia ETF, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years then ended and the financial highlights for each of the two years then ended and for the period December 17, 2019 (commencement of operations) to November 30, 2020, with respect to Sukuk ETF, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years then ended and the financial highlights for each of the two years then ended and for the period December 27, 2019 (commencement of operations) to November 30, 2020 and with respect to REIT ETF, the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for the year then ended and for the period December 29, 2020 (commencement of operations) through November 30, 2021 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of November 30, 2022, and the results of their operations, the changes in their net assets and the financial highlights for the periods stated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2018.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2022 by correspondence with the custodian and brokers or through other appropriate auditing procedures when replies from brokers were unable to be obtained. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
January 26, 2023

40

SP Funds

EXPENSE EXAMPLES For the Six Months Ended November 30, 2022 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of the Funds’ shares, and (2) ongoing costs, including management fees of the Funds. The examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from June 1, 2022 to November 30, 2022.

Actual Expenses

The first line of the following tables provide information about actual account values and actual expenses. The examples include, but are not limited to, unitary fees. However, the examples do not include portfolio trading commissions and related expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following tables provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of the Funds’ shares. Therefore, the second line of the following tables is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

Sharia ETF

	Beginning Account Value June 1, 2022	Ending Account Value November 30, 2022	Expenses Paid During the Period June 1, 2022 – November 30, 2022 (1)
Actual	$1,000.00	$ 983.90	$2.44
Hypothetical (5% annual return before expenses)	$1,000.00	$1,022.61	$2.48

(1)Expenses are equal to the Fund’s annualized net expense ratio of 0.49%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the most recent six-month period).

Sukuk ETF

	Beginning Account Value June 1, 2022	Ending Account Value November 30, 2022	Expenses Paid During the Period June 1, 2022 – November 30, 2022 (2)
Actual	$1,000.00	$ 973.30	$2.92
Hypothetical (5% annual return before expenses)	$1,000.00	$1,022.11	$2.99

(2)Expenses are equal to the Fund’s annualized net expense ratio of 0.59%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the most recent six-month period).

41

SP Funds

EXPENSE EXAMPLES For the Six Months Ended November 30, 2022 (Unaudited) (Continued)

Global REIT ETF

	Beginning Account Value June 1, 2022	Ending Account Value November 30, 2022	Expenses Paid During the Period June 1, 2022 – November 30, 2022 (3)
Actual	$1,000.00	$ 886.40	$3.26
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.61	$3.50

(3)Expenses are equal to the Fund’s annualized net expense ratio of 0.69%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the most recent six-month period).

42

SP Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

Name, Address and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees (1)
Mark H.W. Baltimore c/o Tidal ETF Services, LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1967	Trustee	Indefinite term; since 2018	Co-Chief Executive Officer, Global Rhino, LLC (asset management consulting firm) (since 2018); Chief Business Development Officer, Joot (asset management compliance services firm) (since 2019); Chief Executive Officer, Global Sight, LLC (asset management distribution consulting firm) (2016–2018).	47	None
Dusko Culafic c/o Tidal ETF Services, LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1958	Trustee	Indefinite term; since 2018	Retired (since 2018); Senior Operational Due Diligence Analyst, Aurora Investment Management, LLC (2012–2018).	47	None
Eduardo Mendoza c/o Tidal ETF Services, LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1966	Trustee	Indefinite term; since 2018	Chief Financial Officer (since 2022), Executive Vice President - Head of Capital Markets & Corporate Development (since 2019), Advisor (2017–2019), Credijusto (financial technology company).	47	None
Interested Trustee and Executive Officer
Eric W. Falkeis (2) c/o Tidal ETF Services, LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1973	President, Principal Executive Officer, Interested Trustee, Chairman, and Secretary	President and Principal Executive Officer since 2019, Indefinite term; Interested Trustee, Chairman, and Secretary since 2018, Indefinite term	Chief Executive Officer, Tidal ETF Services LLC (since 2018); Chief Operating Officer (and other positions), Rafferty Asset Management, LLC (2013 to 2018) and Direxion Advisors, LLC (2017 to 2018).	47

Trustee, Tidal Trust II (5 series) (since 2022); Independent Director, Muzinich BDC, Inc. (since 2019); Trustee, Professionally Managed Portfolios (25 series) (since 2011); Interested Trustee, Direxion Funds, Direxion Shares ETF Trust, and Direxion Insurance Trust

(2014–2018).

43

SP Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name, Address and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Executive Officers
Daniel H. Carlson c/o Tidal ETF Services, LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1955	Senior Vice President and AML Compliance Officer	Senior Vice President since 2022, Indefinite term; AML Compliance Officer since 2018, Indefinite term	Chief Financial Officer and Managing Member (since 2012), Chief Compliance Officer (since 2012), Toroso Investments, LLC.	Not Applicable	Not Applicable
Aaron J. Perkovich c/o Tidal ETF Services, LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1973	Treasurer, Principal Financial Officer, and Principal Accounting Officer	Indefinite term; since 2022

Fund Administration Manager, Tidal ETF Services LLC (since 2022); Assistant Director – Investments, Mason Street Advisors, LLC (2021 to 2022); Vice President, U.S. Bancorp Fund Services, LLC (2006 to 2021).

				Not Applicable	Not Applicable
William H. Woolverton, Esq. c/o Tidal ETF Services, LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1951	Chief Compliance Officer	Indefinite term; since 2021

Compliance Advisor, Toroso Investments, LLC (since 2022); Chief Compliance Officer, Tidal ETF Services LLC (since 2022); Senior Compliance Advisor, Cipperman Compliance Services, LLC (2020 to 2022); Operating Partner, Altamont Capital Partners (private equity firm) (2021 to present); Managing Director and Head of Legal - US, Waystone (global governance solutions) (2016 to 2019).

				Not Applicable	Not Applicable
Ally L. Mueller c/o Tidal ETF Services, LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1979	Assistant Treasurer	Indefinite term; since 2022	Head of ETF Launches and Finance Director, Tidal ETF Services LLC (since 2019).	Not Applicable	Not Applicable
Cory R. Akers c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202 Born: 1978	Assistant Secretary	Indefinite term; since 2019	Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2006).	Not Applicable	Not Applicable

(1)All Independent Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).

(2)Mr. Falkeis is considered an “interested person” of the Trust due to his positions as President, Principal Executive Officer, Chairman and Secretary of the Trust, and Chief Executive Officer of Tidal ETF Services LLC, a Tidal Financial Group company and an affiliate of the Adviser.

44

SP Funds

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (“Rule 22e-4”), Tidal ETF Trust (the “Trust”), on behalf of its series, the SP Funds S&P 500 Sharia Industry Exclusions ETF, SP Funds Dow Jones Global Sukuk ETF, and SP Funds S&P Global REIT Sharia ETF, has adopted and implemented a liquidity risk management program (the “Program”). The Program seeks to promote effective liquidity risk management for the Funds and to protect the Funds’ shareholders from dilution of their interests. The Trust’s Board of Trustees (the “Board”) has approved the designation of Toroso Investments, LLC, the Funds’ investment adviser, as the program administrator (the “Program Administrator”). The Program Administrator has further delegated administration of the Program to a Program Administrator Committee composed of certain Trust officers. The Program Administrator has also delegated certain responsibilities under the Program to the investment sub-adviser of the Funds; however, the Program Administrator remains responsible for the overall administration and operation of the Program. The Program Administrator is required to provide a written annual report to the Board regarding the adequacy and effectiveness of the Program, including the operation of the highly liquid investment minimum, if applicable, and any material changes to the Program.

On November 21, 2022, the Board reviewed the Program Administrator’s written annual report for the period October 1, 2021 through September 30, 2022 (the “Report”). The Program assesses liquidity risk under both normal and reasonably foreseeable stressed market conditions. The risk is managed by monitoring the degree of liquidity of a Fund’s investments, limiting the amount of illiquid investments and utilizing various risk management tools and facilities available to a Fund, among other means. The Trust has engaged the services of ICE Data Services, a third-party vendor, to provide daily portfolio investment classification services to assist in the Program Administrator’s assessment. The Report noted that no material changes had been made to the Program during the review period. The Program Administrator determined that the Program is reasonably designed and operating effectively.

45

SP Funds

ADDITIONAL INFORMATION

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVIED DEDUCTION (Unaudited)

For the year ended November 30, 2022, certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and the Tax Cuts and Jobs Act of 2017. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Sharia ETF	100.00%
Sukuk ETF	0.00%
Global REIT ETF	9.75%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended November 30, 2022, was as follows:

Sharia ETF	100.00%
Sukuk ETF	0.00%
Global REIT ETF	1.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distribution under Internal Revenue Section 871(k)(2)(c) for the year ended November 30, 2022, was as follows:

Sharia ETF	0.00%
Sukuk ETF	0.00%
Global REIT ETF	0.00%

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request without charge by calling (425) 409-9500 or by accessing the Funds’ website at www.sp-funds.com. Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available upon request without charge by calling (425) 409-9500 or by accessing the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Funds file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters on Part F of Form N-PORT. The Funds’ Part F of Form N-PORT is available without charge, upon request, by calling (425) 409-9500. Furthermore, you can obtain the Part F of Form N-PORT on the SEC’s website at www.sec.gov. The Funds’ portfolio holdings are posted on the Funds’ website daily at www.sp-funds.com.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS (Unaudited)

Information regarding how often shares of the Funds trade on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) to its daily net asset value (“NAV”) is available, without charge, on the Funds’ website at www.sp-funds.com.

INFORMATION ABOUT THE FUNDS’ TRUSTEES (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Funds’ Trustees and is available without charge, upon request, by calling (425) 409-9500. Furthermore, you can obtain the SAI on the SEC’s website at www.sec.gov or the Funds’ website www.sp-funds.com.

Investment Adviser
Toroso Investments, LLC
898 N. Broadway, Suite 2
Massapequa, New York 11758

Investment Sub-Adviser
ShariaPortfolio, Inc.
1331 International Pkwy
Suite 2291
Lake Mary, Florida 32746

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, 29th Floor
Philadelphia, Pennsylvania 19102

Legal Counsel
Godfrey & Kahn, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Fund Administrator
Tidal ETF Services, LLC
234 West Florida Street, Suite 203
Milwaukee, Wisconsin 53204

Transfer Agent, Fund Accountant and Fund Sub-Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101

Fund Information
Fund	Ticker	CUSIP
SP Funds S&P 500 Sharia Industry Exclusions ETF	SPUS	886364801
SP Funds Dow Jones Global Sukuk ETF	SPSK	886364702
SP Funds S&P Global REIT Sharia ETF	SPRE	886364769

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. Dusko Culafic is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

SP Funds S&P 500 Sharia Industry Exclusions ETF

	FYE 11/30/2022	FYE 11/30/2021
Audit Fees	$12,500	$12,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	$2,500
All Other Fees	N/A	N/A

 SP Funds Dow Jones Global Sukuk ETF

	FYE 11/30/2022	FYE 11/30/2021
Audit Fees	$12,500	$12,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	$2,500
All Other Fees	N/A	N/A

SP Funds S&P Global REIT Sharia ETF

	FYE 11/30/2022	FYE 11/30/2021
Audit Fees	$12,500	$10,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	$2,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

Non-Audit Related Fees	FYE 11/30/2022	FYE 11/30/2021
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last year. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/2022	FYE 11/30/2021
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee are as follows: Dusko Culafic, Eduardo Mendoza, and Mark H.W. Baltimore.

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2)A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tidal ETF Trust

By (Signature and Title)	/s/ Eric W. Falkeis
Eric W. Falkeis, President/Principal Executive Officer

Date	February 3, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Eric W. Falkeis
Eric W. Falkeis, President/Principal Executive Officer

Date	February 3, 2023

By (Signature and Title)*	/s/ Aaron J. Perkovich
Aaron J. Perkovich, Treasurer/Principal Financial Officer

Date	February 3, 2023

* Print the name and title of each signing officer under his or her signature.